                                    SECURITIES AND EXCHANGE COMMISSION

                                          Washington, D.C. 20549

                                                Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.            5      (File No. 33-63905)

                                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.           6  (File No. 811-7401)

STRATEGIST GROWTH FUND, INC.
IDS Tower 10, Minneapolis, Minnesota 55440-0010

Eileen J. Newhouse - IDS Tower 10,
Minneapolis, Minnesota 55440-0010
(612) 671-2772

It is proposed that this filing will become effective (check appropriate box):

        immediately upon filing pursuant to paragraph (b)
    X   on Sept. 29, 1997 pursuant to paragraph (b)
        60 days after filing pursuant to paragraph  (a)(1)
        on (date) pursuant to paragraph  (a)(1)
        75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, 1997 will be filed on or about Sept. 29, 1997.

Growth Trust has also executed this Amendment to the Registration Statement.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.

                                     PART A

Item No.       Section in Prospectus
1              Cover page of prospectus
2  (a)         Fund expenses
   (b)         The Funds in brief
   (c)         The Funds in brief
3  (a)         Financial highlights
   (b)         NA
   (c)         Performance
   (d)         Financial highlights
4  (a)         The Funds in brief; Investment policies and risks;
                 How the Funds and Portfolios are organized
   (b)         Investment policies and risks
   (c)         Investment policies and risks
5  (a)         Board members and officers
   (b)(i)      Investment manager; About the Advisor
   (b)(ii)     Investment manager; Administrator and transfer agent
   (b)(iii)    Investment manager
   (c)         Portfolio managers
   (d)         Administrator and transfer agent
   (e)         Administrator and transfer agent
   (f)         Investment manager; Administrator and transfer agent; Distributor
   (g)         About the Advisor
5A(a)          *
   (b)         *
6  (a)         Shares; Voting rights
   (b)         NA
   (c)         NA
   (d)         NA
   (e)         Cover page; Special shareholder services
   (f)         Dividend and capital gain distributions; Reinvestments
   (g)         Taxes
   (h)         Special considerations regarding master/feeder structure
7  (a)         Distributor
   (b)         Valuing Fund shares
   (c)         NA
   (d)         How to purchase shares
   (e)         NA
   (f)         Distributor
   (g)         NA
8  (a)         How to redeem shares
   (b)         NA
   (c)         How to purchase, exchange or redeem shares: Other important information
   (d)         How to purchase, exchange or redeem shares: How to redeem shares
9              None

                                     PART B

Item No.       Section in Statement of Additional Information
10             Cover page of SAI
11             Table of Contents
12             NA
13(a)          Additional Investment Policies; all appendices except
                 Dollar-Cost Averaging
  (b)          Additional Investment Policies
  (c)          Additional Investment Policies
  (d)          Security Transactions
14(a)          Board Members and Officers
  (b)          Board Members and Officers
  (c)          Board Members and Officers
15(a)          NA
  (b)          Principal Holders of Securities, if applicable
  (c)          Board Members and Officers
16(a)(i)       How the Funds and Portfolios are organized; About the Advisor**
  (a)(ii)      Agreements: Investment Management Services Agreement, Plan and
                 Agreement of Distribution / Distribution Agreement
  (a)(iii)     Agreements: Investment Management Services Agreement
  (b)          Agreements: Investment Management Services Agreement
  (c)          NA
  (d)          Agreements: Administrative Services Agreement
  (e)          NA
  (f)          Agreements: Plan and Agreement of Distribution / Distribution
                  Agreement
  (g)          NA
  (h)          Custodian Agreement; Independent Auditors
  (i)          Agreements: Transfer Agency Agreement; Custodian Agreement
17(a)          Security Transactions
  (b)          Brokerage Commissions Paid to Brokers Affiliated with the Advisor
  (c)          Security Transactions
  (d)          Security Transactions
  (e)          Security Transactions
18(a)          Shares; Voting rights**
  (b)          NA
19(a)          Investing in the Funds
  (b)          Valuing Fund Shares; Investing in the Funds
  (c)          Redeeming Shares
20             Taxes
21(a)          Agreements: Distribution Agreement
  (b)          NA
  (c)          NA
22(a)          NA
  (b)          Performance Information
23             Financial Statements


*    Designates information is located in annual report.
**   Designates location in prospectus.

Strategist Growth Fund, Inc.


Prospectus
Sept. 29, 1997


This prospectus describes three diversified, no-load mutual funds. Strategist Growth Fund, Inc. is a mutual fund with three series of capital stock representing interests in Strategist Growth Fund, Strategist Growth Trends Fund and Strategist Special Growth Fund. Each Fund has its own goal and investment policies.

The goal of each Fund is long-term growth of capital.

Each Fund has chosen to participate in a master/feeder structure. Each Fund seeks to achieve its goal by investing all of its assets in a corresponding Portfolio of Growth Trust. Each Portfolio is managed by American Express Financial Corporation and has the same goal as the corresponding Fund. This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if one or more of the Funds is the right investment for you. Read it before you invest and keep it for future reference.


Additional facts about the Funds are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Financial Direct.


Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Please note that these Funds:
o are not bank deposits
o are not federally insured
o are not endorsed by any bank or government agency
o are not guaranteed to achieve their goals

American Express Financial Direct
P.O. Box 59196
Minneapolis, MN
55459-0196
800-AXP-SERV
TTY: 800-710-5260
Web site address: http://www.americanexpress.com/direct

Table of contents

The Funds in brief
Goals and types of Fund investments and their risks
Structure of the Funds
Manager and distributor
Portfolio managers

Fund expenses

Performance
Financial highlights
Total returns

Investment policies and risks
Facts about investments and their risks
Valuing Fund shares

How to  purchase,  exchange  or redeem  shares
How to  purchase  shares
How to exchange  shares
How to redeem shares
Methods of exchanging or redeeming  shares
Systematic purchase plans
Other important information

Special shareholder services
Services
Quick telephone reference

Distributions and taxes
Dividend and capital gain distributions
Reinvestments
Taxes
How to determine the correct TIN

How the Funds and Portfolios are organized
Shares
Voting rights
Shareholder meetings
Special  considerations  regarding  master/feeder  structure
Board  members and officers
Investment manager
Administrator and transfer agent
Distributor

About the Advisor

Appendix
Descriptions of derivative instruments

The Funds in brief

Strategist Growth Fund, Inc. (the Company) is a mutual fund with three series of capital stock representing interests in Strategist Growth Fund (Growth Fund), Strategist Growth Trends Fund (Growth Trends Fund) and Strategist Special Growth Fund (Special Growth Fund) (collectively referred to as the Funds). Each Fund is a diversified mutual fund with its own goals and investment policies. Each of the Funds seeks to achieve its goals by investing all of its assets in a corresponding series (the Portfolio) of Growth Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities.

Goals and types of Fund investments and their risks


Growth Fund seeks to provide shareholders with long-term growth of capital. It does so by investing all of its assets in Growth Portfolio, a diversified mutual fund that invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities. Growth Portfolio also may invest in preferred stocks, convertible securities, debt securities, derivative instruments and money market investments.

Growth Trends Fund seeks to provide shareholders with long-term growth of capital. It does so by investing all of its assets in Growth Trends Portfolio, a diversified mutual fund that invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth. These companies usually operate in areas where dynamic economic and technological changes are occurring. Growth Trends Portfolio also may invest in preferred stocks, debt securities, derivative instruments and money market instruments.

Special Growth Fund seeks to provide shareholders with long-term growth of capital. It does so by investing all of its assets in Aggressive Growth Portfolio, a diversified mutual fund that invests primarily in the equity securities of companies that comprise the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Aggressive Growth Portfolio does not seek to replicate the S&P 500. Rather, it invests in those securities within the universe of S&P 500 stocks that Aggressive Growth Portfolio's advisor believes are undervalued or that offer potential for long-term capital growth. Ordinarily, at least 65% of Aggressive Growth Portfolio's total assets will be invested in equity securities. Aggressive Growth Portfolio will be managed using a research methodology developed by the Research Department of American Express Financial Corporation (the Advisor) that is designed to achieve a return in excess of the return of the S&P 500. Aggressive Growth Portfolio also may invest in convertible securities, debt securities, derivative instruments and money market instruments.


Undervalued stocks and stock of companies with above-average growth rates can provide higher returns to investors than stocks of other companies, although the prices of these stocks can fluctuate more.

Because investments involve risk, a Fund cannot guarantee achieving its goals. Some of the Portfolios' investments may be considered speculative and involve additional investment risks.

Structure of the Funds


Each Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                                Investors
                                              buy shares in
                                                 the Fund

                                                 The Fund
                                                invests in
                                              the Portfolio

                                         The Portfolio invests in
                                        securities, such as stocks
                                                 or bonds

Manager and distributor


Each Portfolio is managed by American Express Financial Corporation (the Advisor), a provider of financial services since 1894. The Advisor currently manages more than $170 billion in assets. These assets are managed by a team of highly skilled, experienced professionals, backed by one of the nation's largest investment departments. Our team of professionals includes portfolio managers, senior economists and supporting staff, stock and bond analysts including Chartered Financial Analysts, and investment managers and researchers based in London and Hong Kong who add a global dimension to our expertise.


Shares of the Funds are sold through American Express Service Corporation (the Distributor), an affiliated company of the Advisor.

Portfolio managers

Growth Portfolio

Mitzi Malevich joined the Advisor in 1983 and serves as vice president and senior portfolio manager. She has managed the assets of Growth Portfolio and its predecessor fund since 1992 after having been a portfolio manager of pension fund accounts. She also serves as portfolio manager of IDS Life Funds A and B.


Growth Trends Portfolio

Gordon Fines joined the Advisor in 1981 and serves as vice president and senior portfolio manager. He has managed the assets of Growth Trends Portfolio and its predecessor fund since 1991. Mr. Fines also leads the growth team for the Advisor and serves as portfolio manager of IDS Life Growth Dimensions Fund.

Aggressive Growth Portfolio


Guru Baliga joined the Advisor in 1991 and serves as senior portfolio manager. He became portfolio manager of Aggressive Growth Portfolio and IDS Small Company Index Fund in August 1996. He has been portfolio manager of IDS Blue Chip Advantage Fund since 1994. He has been a member of the portfolio management team of Total Return Portfolio and its predecessor fund since 1995, and is a portfolio manager of American Express Asset Management Group Accounts that are managed similarly to the Portfolio.


Fund expenses

The purpose of the following table and example is to summarize the aggregate expenses of each Fund and its corresponding Portfolio and to assist investors in understanding the various costs and expenses that investors in each Fund may bear directly or indirectly. The Company's board believes that, over time, the aggregate per share expenses of a Fund and its corresponding Portfolio should be approximately equal to (and may be less than) the per share expenses a Fund would have if the Company retained its own investment advisor and the assets of each Fund were invested directly in the type of securities held by the corresponding Portfolio. For additional information concerning Fund and Portfolio expenses, see "How the Funds and Portfolios are organized."

Shareholder transaction expenses(a)
Maximum sales charge on purchases(b)
(as a percentage of offering price)

                                 Growth                              Special
Growth Fund                    Trends Fund                          Growth Fund
         0%                         0%                                    0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):


                                                  Growth              Special
                         Growth Fund           Trends Fund        Growth Fund(c)
Management fee(d)             0.61%                 0.57%                0.65%
12b-1 fee                     0.25%                 0.25%                0.25%
Other expenses(e)             0.17%                 0.28%                0.46%
Total                         1.03%                 1.10%                1.36%

(a)A wire redemption charge, currently $15, is deducted from the shareholder's Investment Management Account for wire redemptions made at the request of the shareholder. (b)There are no sales loads; however, each Fund reserves the right upon 60 days' advance notice to shareholders to impose a redemption fee of up to 1% on shares redeemed within one year of purchase. (c)Expenses for Special Growth Fund are based on the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997 after reimbursement. (d)The management fee is paid by the Trust on behalf of the Portfolios. For Growth and Growth Trends Portfolios, it includes the impact of a performance fee that increased the management fee by 0.04% for both Portfolios in the fiscal year ended July 31, 1997. (e)Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, a Fund's total expenses will not exceed 1.30% for Growth Fund and Growth Trends Fund, and 1.40% for Special Growth Fund. Without this agreement, the ratio of expenses to average daily net assets would have been 3.17% for Special Growth Fund. The agreement had no impact for Growth Fund and Growth Trends Fund for the fiscal year ended July 31, 1997.


Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:


                                             Growth Trends       Special Growth
                             Growth Fund         Fund                 Fund*
1 year                              $11          $11                  $14
3 years                             $33          $35                  $43
5 years                             $57          $61                  $75
10 years                            $126         $134                 $164
*Total expenses are based on the fiscal period from Aug. 19, 1996 to July 31, 1997.

The table and example do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because the Funds pay annual distribution (12b-1) fees, long-term shareholders may indirectly pay an equivalent of more than a 7.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance


Financial highlights

                                                Growth           Growth           Special
                                                  Fund        Trends Fund       Growth Fund
Fiscal period ended July 31,                  1997   1996(b)  1997    1996(b)      1997(c)

Per share income and capital changes(a)

Net asset value, beginning of period        $23.15 $25.43   $18.52  $19.00        $5.00

Income from investment operations:
Net investment income (loss)                  (.08)  (.02)     .16     .01          .04
Net gains (losses)
(both realized and unrealized)               13.29  (2.26)    7.93    (.49)        1.88
Total from investment operations             13.21  (2.28)    8.09    (.48)        1.92

Less distributions:
Distributions from net investment income        --     --     (.06)     --         (.01)
Distributions from realized gains               --     --       --      --         (.01)
Total distributions                             --     --     (.06)     --         (.02)
Net asset value, end of period              $36.36 $23.15   $26.55  $18.52        $6.90

 Ratios/supplemental data

Net assets, end of period (in millions)        $23    $23      $21     $25           $1
Ratio of expenses to
  average daily net assets(e)                 1.01%  1.30%(d) 1.06%   1.30%(d)     1.36%(d)
Ratio of net income (loss) to
  average daily net assets                    (.20%) (.37%)(d) .58%    .39%(d)      .26%(d)
Portfolio turnover rate (excluding
  short-term securities)                        24%     5%      32%      7%         171%
Total return                                  57.1%  (9.0%)   43.7%   (2.5%)       38.4%
Average brokerage commission rate(f)        $.0463    $--   $.0511     $--       $.0405

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception  date was May 13, 1996.
(c)  Inception date was Aug. 19, 1996.
(d)  Adjusted  to  an  annual  basis.
(e)  The Advisor and Distributor  voluntarily  limited total operating expenses.
     Without this  agreement,  the ratio of expenses to average daily net assets would  have been  1.03% and 1.86% for  Growth  Fund and 1.10% and 1.76% for
     Growth Trends Fund for the periods ended 1997 and 1996,  respectively;  and
     3.17% for  Special  Growth  Fund for the period  ended July 31,  1997.
(f)  Effective  fiscal  year 1997,  each Fund is required to disclose an average
     brokerage   commission   rate  per  share  for  security  trades  on  which
     commissions  are charged.  The  comparability  of this  information  may be affected  by the fact that  commission  rates per share vary  significantly among foreign countries.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Funds are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


Average annual total returns as of July 31, 1997

Purchase                                         1 year        Since            5 years        10 years
made                                             ago           inception        ago            ago
Growth Fund(a)                                  +57.06%              --%      +23.19%         +15.70%
Growth Trends Fund(a)                           +43.74%              --%      +20.19%         +16.52%
     Lipper Growth Fund Index                   +43.76%              --%      +18.31%         +13.28%
Special Growth Fund(b)                               --%      +38.37%               --%            --%
S&P 500                                         +52.10%       +48.97% (c)     +20.61%         +14.94%

Cumulative total returns as of July 31, 1997

Purchase                                         1 year         Since           5 years       10 years
made                                             ago            inception       ago           ago
Growth Fund(a)                                  +57.06%            --%        +183.69%       +329.94%
Growth Trends Fund(a)                           +43.74%            --%        +150.79%       +361.39%
   Lipper Growth Fund Index                     +43.76%            --%        +131.82%       +248.09%
Special Growth Fund(b)                             --%        +38.37%                 --%           --%
S&P 500                                         +52.10%       +48.97% (c)     +155.27%       +302.43%

(a) On May 13, 1996, IDS Growth Fund and IDS New Dimensions Fund (the predecessor funds) converted to a master/feeder structure and transferred all of their assets to Growth Portfolio and Growth Trends Portfolio, respectively. The performance information in the foregoing tables, other than the 1 year return, represents performance of the corresponding predecessor funds prior to March 20, 1995 and of Class A shares of the corresponding predecessor funds from March 20, 1995 through May 13, 1996, adjusted to reflect the absence of sales charges on shares of the Funds sold through this prospectus. The historical performance has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the predecessor funds.

(b) Inception date was Aug. 19, 1996. The Advisor also manages a group of accounts known as the American Express Asset Management Group Accounts (Asset Management Accounts). The Advisor employs the same strategy used to manage Special Growth Fund. The combined average annual total returns of the Asset Management Accounts as of July 31, 1997 were +50.17% for 1 year, +23.32% for 5 years and +22.60% since inception, Oct. 11, 1988. Cumulative total returns as of July 31, 1997 were +50.17% for 1 year, +185.20% for 5 years and +501.61% since inception. The Asset Management Accounts' performance reflects reinvestment of dividends and is calculated net of brokerage commissions and management fees. At July 31, 1997, the composite included 26 fully discretionary, equity Asset Management Accounts under management using this strategy with total assets of $1.1 billion, which is 3% of total assets under management by American Express Asset Management Group. Terminated accounts are not purged from the composite. Expenses and fees associated with registering a mutual fund have not been deducted from these returns. Returns shown should not be considered a representation of Special Growth Fund's future performance.

(c) Measurement period started Sept. 1, 1996.


These examples show total returns from hypothetical investments in each Fund. These returns are compared to those of popular indexes for the same periods.

For purposes of calculation, information about each Fund makes no adjustments for taxes an investor may have paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of a Fund's future performance.

Lipper Growth Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to Growth Fund and Growth Trends Fund. Some funds in the index may have somewhat different investment policies or objectives than the Portfolios to which they are compared.


Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which Growth and Growth Trends Portfolios invest. The American Express Asset Management Group Accounts, like Aggressive Growth Portfolio, invest in those stocks included in the S&P 500 that the Advisor believes will outperform the S&P 500 within the 6- to 12-month period following investment because, in the Advisor's opinion, such stocks are undervalued or have above-average growth potential. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Investment policies and risks


The policies described below apply both to the Fund and the corresponding Portfolio.


Growth Fund/Growth Portfolio - Growth Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign corporations. Growth Portfolio will invest in companies that appear to offer growth opportunities; companies that, because of new management, markets or other factors, show promise of substantially improved results; and companies whose future may be dependent upon maintaining technological superiority over their competitors. Other investments include preferred stocks, convertible securities, debt securities, derivative instruments or money market instruments.

Growth Trends Fund/Growth Trends Portfolio - Growth Trends Portfolio invests primarily in common stocks of U.S. and foreign corporations showing potential for significant growth. These companies usually operate in areas where dynamic economic and technological changes are occurring. They also may exhibit excellence in technology, marketing or management. Other investments include preferred stocks, debt securities, derivative instruments and money market instruments.

Special Growth Fund/Aggressive Growth Portfolio - Aggressive Growth Portfolio invests primarily in equity securities of companies comprising the S&P 500 that, in the opinion of the Advisor, are undervalued in relation to their long-term earning power or the asset value of their issuers or that have above-average growth potential. Ordinarily, at least 65% of the Portfolio's total assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, securities having common stock characteristics such as rights and warrants and foreign equity securities.

The Advisor's Research Department has designed a proprietary research rating system that is used as the basis for rating securities of issuers listed on the S&P 500. The research ratings range from a "strong buy" to "strong sell." Aggressive Growth Portfolio will invest primarily in equity securities that the Research Department rates highly and expects to outperform the S&P 500. The securities in which Aggressive Growth Portfolio invests will not correspond entirely to the S&P 500 securities recommended by the Research Department because some of these recommendations may not be appropriate investments for the Portfolio due to diversification, liquidity or other requirements that apply to registered investment companies. In addition, some of the recommendations may not be appropriate for Aggressive Growth Portfolio under its investment objective or investment limitations. Moreover, other Advisor clients who receive the Research Department's recommendations may place purchase or sale orders that make it more difficult for Aggressive Growth Portfolio to implement its own orders to buy or sell the same securities.

Aggressive Growth Portfolio may invest more than 25% of its total assets in equity securities of companies included in the S&P 500 that are primarily engaged in either the utilities or the energy industry. If Aggressive Growth Portfolio concentrates its investments in one or both of these industries, the value of its shares will be affected by factors peculiar to these industries, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. The Portfolio will concentrate its investments in either of these industries only to the extent that the S&P becomes heavily weighted in that industry. The Portfolio's concentration policy can be changed only if holders of a majority of the outstanding voting securities agree to make the change. See "Utilities industry" and "Energy industry" below.


Securities may be undervalued because of several factors, including the following: market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Companies also may be undervalued because they are part of an industry that is out of favor with investors even though the individual companies may be financially sound and have high rates of earning growth. Any or all of these factors may provide buying opportunities at attractive prices relevant to the long-term prospects for the companies in question. Companies with above-average growth potential generally will have steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and the ability to perform well in a stagnant economy.

The various types of investments described above that the portfolio managers use to achieve investment performance are explained in more detail in the next section and in the SAI.

Facts about investments and their risks


Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of smaller companies or companies experiencing significant growth and operating in areas of financial and technological change may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole. Also, small companies often have limited product lines, smaller markets or fewer financial resources. Therefore, securities in which the Portfolios invest involve substantial risk and may be considered speculative.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.


Utilities industry: Utility stocks, including electric, gas, telephone and other energy-related (e.g., nuclear) utilities generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility companies are often highly-leveraged and utility stocks can be affected by the risks of the stock market in general, as well as factors specific to public utilities companies. Many utility companies, especially electric utility companies, historically have been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In addition, because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of these companies are more affected by movements in interest rates than the equity securities of other companies. Each of these risks could adversely affect the ability of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as a Portfolio, to realize any value from the assets of the company upon liquidation or bankruptcy.


Energy industry: Energy companies include the conventional areas of oil, gas, electricity and coal, as well as newer sources of energy such as geothermal, nuclear, oil shale and solar power. These companies include those that produce, transmit, market or measure energy, as well as those companies involved in exploring for new sources of energy. Securities of companies in the energy field are subject to changes in value and dividend yield which depend largely on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects and tax or other governmental regulatory policies.


Technology sector: Stocks of companies that have, or are likely to develop, products, processes or services that will provide or benefit significantly from technological advances and improvements are subject to volatility and price fluctuations as the technology market sector increases or decreases in favor with the investing public. Technology-based issues are exposed to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line and other factors, companies that develop and/or rely on technology could become increasingly sensitive to down swings in the economy.


Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due. These bonds have greater price fluctuations and are more likely to experience a default.

Growth Portfolio and Aggressive Growth Portfolio invest in bonds given the four highest ratings by Moody's Investors Service, Inc. or by Standard & Poor's Corporation or in bonds of comparable quality in the judgment of the investment manager. Growth Trends Portfolio, in addition to investing in investment grade bonds, may invest up to 5% of its net assets in bonds below investment grade. Securities that are subsequently downgraded in quality may continue to be held by a Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as a Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction.

Growth Portfolio may invest up to 25% of its total assets in foreign investments. Growth Trends Portfolio may invest up to 30% of its total assets in foreign investments. Aggressive Growth Portfolio may invest up to 20% of its total assets in foreign securities that are included in the S&P 500, or which will be included in the S&P 500 in the near future, or in Canadian money market instruments.

Derivative instruments: A portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. A Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolios will designate cash or appropriate liquid assets to cover portfolio obligations. No more than 5% of each Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of a Portfolio's assets at risk to 5%. The Portfolios are not limited as to the percentage of their assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. Each portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of a Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of a Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

Lending portfolio securities: Each Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless holders of a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of a Portfolio's net assets.

Valuing Fund shares

The net asset value (NAV) is the value of a single Fund share. It is the total value of a Fund's investments in the corresponding Portfolio and other assets, less any liabilities, divided by the number of shares outstanding. The NAV is the price at which you purchase Fund shares and the price you receive when you sell your shares. It usually changes from day to day, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities held by a Portfolio are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis

o        Securities maturing in 60 days or less are valued at amortized cost

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

How to purchase shares

You may purchase shares of the Funds through an Investment Management Account
(IMA) maintained with American Express Service Corporation (the Distributor). There is no fee to open an IMA account. Payment for shares must be made directly to the Distributor.


Complete an IMA Account Application (available by calling 800-AXP-SERV) and mail the application to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Corporations and other organizations should contact the Distributor to determine which additional forms may be necessary to open an IMA account.


If you already have an IMA account, you may buy shares in the Funds as described below and need not open a new account.


You may deposit money into your IMA account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to the Distributor. If you would like to wire funds into your existing IMA account, please contact the Distributor at 800-AXP-SERV for instructions.


Minimum Fund investment requirements. Your initial investment in a Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived as described in the SAI.


When and at what price shares will be purchased. You must have money available in your IMA account in order to purchase Fund shares. If your request and payment (including money transmitted by wire) are received and accepted by the Distributor before 2 p.m. Central time, your money will be invested at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day. If your request and payment are received after that time, your request will not be accepted or your payment invested until the next business day. See "Valuing Fund shares".

Methods of purchasing shares. There are three convenient ways to purchase shares of the Funds. You may choose the one that works best for you. The Distributor will send you confirmation of your purchase request.

By phone:


       You may use money in your IMA account to make initial and subsequent purchases.
       To place your order, call 800-AXP-SERV.
By mail:


       Written purchase requests (along with any checks) should be mailed to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196, and should contain the following information:
       o your IMA account number (or an IMA Account Application)
       o the name of the Fund(s) and the dollar amount of shares you would like purchased

Your check should be made out to the Distributor. It will be deposited into your IMA account and used, as necessary, to cover your purchase request.

By systematic purchase:


         Once you have opened an IMA account, you may authorize the Distributor to automatically purchase shares on your behalf at intervals and in amounts selected by you. See "Systematic purchase plans".


Other purchase information. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this prospectus, to reject purchase requests or to change the minimum investment requirements. All requests to purchase shares of the Fund are subject to acceptance by the Fund and the Distributor and are not binding until confirmed or accepted in writing. The Distributor will charge a $15 service fee against an investor's IMA account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

How to exchange shares


The exchange privilege allows you to exchange your investment in a Fund at no charge for shares of other funds in the Strategist Fund Group available in your state. For complete information on any other fund, read that fund's prospectus carefully. Any exchange will involve the redemption of Fund shares and the purchase of shares in another fund on the basis of the net asset value per share of each fund. An exchange may result in a gain or loss and is a taxable event for federal income tax purposes. When exchanging into another fund you must meet that fund's minimum investment requirements. Each Fund reserves the right to modify, terminate or limit the exchange privilege. The current limit is four exchanges per calendar year. The Distributor and the Funds reserve the right to reject any exchange, limit the amount or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Funds and their shareholders.

How to redeem shares

The price at which shares will be redeemed. Shares will be redeemed at the net asset value per share next determined after receipt by the Distributor of proper redemption instructions, as described below.

Payment of redemption proceeds. Normally, payment for redeemed shares will be credited directly to your IMA account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your redemption instructions in proper form. Redemption proceeds will be held there or mailed to you depending on the account standing instructions you selected.

If you recently purchased shares by check, your redemption proceeds may be held in your IMA account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

Methods of exchanging or redeeming shares

By phone:


You may exchange or redeem your shares by calling 800-AXP-SERV. If you experience difficulties in exchanging or redeeming shares by telephone, you can mail your exchange or redemption requests as described below.


To properly process your telephone exchange or redemption request we will need the following information:

o your IMA account number and your name (for exchanges, both funds must be registered in the same ownership)
o        the name of the fund from which you wish to exchange or redeem shares
o        the dollar amount or number of shares you want to exchange or redeem
o the name of the fund into which shares are to be exchanged, if applicable

Telephone exchange or redemption requests received before 2 p.m. (Central time) on any business day, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day.

By mail:

You may also request an exchange or redemption by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Once an exchange or redemption request is mailed it is irrevocable and cannot be modified or canceled.

To properly process your mailed exchange or redemption request, we will need a letter from you that contains the following information:

o        your IMA account number
o        the name of the fund from which you wish to  exchange  or redeem shares
o        the dollar  amount or number of shares you want to  exchange or redeem
o the name of the fund into which shares are to be exchanged, if applicable
o a signature of at least one of the IMA account holders in the exact form specified on the account


Telephone transactions. You may make purchase, redemption and exchange requests by mail or by calling 800-AXP-SERV. The privilege to initiate transactions by telephone is automatically available through your IMA account. Each Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. This includes asking identifying questions and tape recording calls. If these procedures are not followed, a Fund may be liable for losses due to unauthorized or fraudulent instructions. Telephone privileges may be modified or discontinued at any time.


Systematic purchase plans

The Distributor offers a Systematic Purchase Plan (SPP) that allows you to make periodic investments in the Funds automatically and conveniently. A SPP can be used as a dollar cost averaging program and saves you the time and expense associated with writing checks or wiring funds.

Investment minimums: You can make automatic investments in any amount, from $100 to $50,000.

Investment methods: Automatic investments are made from your IMA account and you may select from several different investment methods to make automatic investment(s):

a) Using uninvested cash in your IMA account: If you elect to use this option to make your automatic investments, uninvested cash in your IMA account will be used to make the investment and, if necessary, shares of your Money Market Fund will be redeemed to cover the balance of the purchase.


b) Using bank authorizations: If you elect to use this option to make your automatic investments, money is transferred from your bank checking or savings account into your IMA account and is then used to make automatic investments.

If you elect to use bank authorizations for your automatic investments, you will select a transfer date (when the money is transferred into your IMA account).

If you change your bank authorization date, it may also be necessary to change your automatic investment date to coincide with the new transfer date.

Investment frequency: You can select the frequency of your automatic investments (example: twice monthly, monthly or quarterly). Quarterly investments are made on the date selected in the first month of each quarter (January, April, July and October).

Changing instructions to an already established plan: If you want to change the fund(s) selected for your SPP you may do so by calling 800-AXP-SERV, or by sending written instructions clearly outlining the changes to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Written notification must include the following:


         o        The funds with SPP that you want to cancel

         o The newly selected fund(s) in which you want to begin making automatic investments and the amount to be invested in each fund

         o The investment frequency and investment dates for your new automatic investments


Terminating your SPP. If you wish to terminate your SPP, you may call 800-AXP-SERV, or send written instructions to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.

Terminating bank authorizations. If you wish to terminate your bank authorizations, you may do so at any time by notifying American Express Financial Direct in writing or by calling 800-AXP-SERV. Your bank authorization will not automatically terminate when you cancel your SPP.

IMPORTANT: If you are canceling your bank authorizations and you wish to cancel your SPP, you must also provide instructions stating that the Distributor should cancel your SPP. You may notify the Distributor by sending written instructions to the address above or telephoning 800-AXP-SERV. Your systematic investments will continue using IMA account assets if the Distributor does not receive notification to terminate your systematic investments as well.

To avoid procedural difficulties, the Distributor should receive instructions to change or terminate your SPP or bank authorizations at least 10 days prior to your scheduled investment date.


Other important information

Minimum balance and account requirements. Each Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your holdings in the Fund drops below $1,000 ($500 in the case of custodial accounts, IRAs and other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your IMA account, the Fund will automatically redeem your shares.

Wire transfers to your bank. Funds can be wired from your IMA account to your bank account. Call the Distributor for additional information on wire transfers. A $15 service fee will be charged against your IMA account for each wire sent.

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering being made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds or their Distributor. This prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, you will receive these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

Quick telephone reference

American Express Financial Direct Team
Fund performance, objectives and account inquiries, redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements 800-AXP-SERV

TTY Service
For the hearing impaired
800-710-5260

Distributions and taxes


As a shareholder you are entitled to your share of a Fund's net income and any net gains realized on its investments. Each Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences that you should know about.


Dividend and capital gain distributions


A Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to a Fund. A Fund deducts direct and allocated expenses from the investment income. A Fund's net investment income is distributed to you by the end of the calendar year as dividends. Short-term capital gains are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. A Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares of a Fund, unless you request the Fund in writing or by phone to pay distributions to you in cash.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes

The Funds have received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, each Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the respective Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                         Use the Social Security or
For this type of account:                Employer Identification number of:

Individual or joint account              The individual or individuals listed
                                         on the account

Custodian account of a minor             The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                           The grantor-trustee (the person who
                                         puts the money into the trust)

An irrevocable trust, pension            The legal entity (not the
trust or estate                          personal representative or trustee,
                                         unless no legal entity is designated
                                         in the account title)

Sole proprietorship                      The owner

Partnership                              The partnership

Corporate                                The corporation

Association, club or                     The organization
tax-exempt organization

For details on TIN requirements, call 800-AXP-SERV for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to each Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Funds and Portfolios are organized

Shares

The Company currently is composed of three Funds, each issuing its own series of capital stock. Each Fund is owned by its shareholders. All shares issued by a Fund are of the same class -- capital stock. Par value is 1 cent per share. Both full and fractional shares can be issued.

The shares of each Fund making up the Company represent an interest in that Fund's assets only (and profits or losses), and, in the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund.

Voting rights


As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Funds have cumulative voting rights.


Shareholder meetings

The Company does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the Company's outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure


Each Fund pursues its goals by investing its assets in a master fund called a Portfolio. This means that a Fund does not invest directly in securities; rather the respective Portfolio invests in and manages its portfolio of securities. The goals and investment policies of each Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing each Fund's assets in the respective Portfolio. The board believes that the master/feeder structure will be in the best interest of each Fund and its shareholders since it offers the opportunity for economies of scale. A Fund may redeem all of its assets from the corresponding Portfolio at any time. Should the board determine that it is in the best interest of a Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. A Fund would terminate its investment if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: Each Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of a Fund. Information about other feeders may be obtained by calling a service representative at 800-437-3133.

Each feeder that invests in a Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in a Portfolio, that Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.


Shareholder meetings: Whenever a Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the corresponding Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders of the Company elect a board that oversees the operations of the Funds and chooses the Company's officers. The Company's officers are responsible for day-to-day business decisions based on policies set by the board. Information about the board members and officers of both the Company and the Trust is found in the SAI under the caption "Board Members and Officers."

Investment manager

Each Portfolio pays the Advisor for managing its assets. Each Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the Advisor is paid a fee for these services based on the average daily net assets of each Portfolio, as follows:

Growth Portfolio and
Growth Trends Portfolio

Assets                       Annual rate at
(billions)                   each asset level
First      $  1.0                   0.600%
Next          1.0                   0.575
Next          1.0                   0.550
Next          3.0                   0.525
Over          6.0                   0.500

Aggressive Growth Portfolio

Assets                       Annual rate at
(billions)                   each asset level
First      $  0.25                  0.650%
Next          0.25                  0.625
Next          0.50                  0.600
Next          1.0                   0.575
Next          1.0                   0.550
Next          3.0                   0.525
Over          6.0                   0.500

For Growth Portfolio and Growth Trends Portfolio these fees may be increased or decreased by a performance adjustment based on a comparison of performance to the Lipper Growth Fund Index. The maximum adjustment is 0.12% of each Portfolio's average daily net assets on an annual basis.


For the fiscal year ended July 31, 1997, Growth Portfolio and Growth Trends Portfolio paid the Advisor total investment management fees of 0.61% of average daily net assets for Growth Portfolio and 0.57% for Growth Trends Portfolio. For the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, Aggressive Growth Portfolio paid total investment management fees of 0.65%. Under the agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent

The Funds pay the Advisor for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate that decreases as assets increase. For Growth Fund and Growth Trends Fund, the fee ranges from 0.05% to 0.03%. For Special Growth Fund, the fee ranges from 0.06% to 0.03%. The second agreement, the Transfer Agency Agreement, has an annual fee for each Fund of $20 per shareholder account.

Distributor

The Funds sell shares through the Distributor under a Distribution Agreement. The Distributor is located at P.O. Box 59196, Minneapolis, MN 55459-0196 and is a wholly-owned subsidiary of Travel Related Services, Inc., a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. Financial consultants representing the Distributor provide information to investors about individual investment programs, the Funds and their operations, new account applications, exchange and redemption requests. The Funds reserve the right to sell shares through other financial intermediaries or broker/dealers. In that event, the account terms would also be governed by rules that the intermediary may establish.


To help defray costs, including costs for marketing, sales administration, training, overhead, direct marketing programs, advertising and related functions, the Funds pay the Distributor a distribution fee, also known as a 12b-1 fee. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate of 0.25% of that Fund's average daily net assets for distribution-related services.
This fee will not cover all of the costs incurred by the Distributor.

Total expenses paid for Growth Fund and Growth Trends Fund for the fiscal year ended July 31, 1997 were 1.01% and 1.06% of average daily net assets, respectively. Total expenses paid for Special Growth Fund for the fiscal period from Aug. 19, 1996 to July 31, 1997 were 1.36%.


About the Advisor

The Advisor is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company. The Portfolios may pay brokerage commissions to broker-dealer affiliates of the Advisor.

Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments a Portfolio may use. At various times a Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. A Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge a Portfolio's investments against price fluctuations or to increase market exposure.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                          STRATEGIST GROWTH FUND, INC.


                                 Sept. 29, 1997

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the Funds' prospectus and the financial statements contained in the Annual Report which may be obtained by calling American Express Financial Direct, 800-AXP-SERV (TTY: 800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.

This SAI is dated Sept. 29, 1997, and it is to be used with the Funds' prospectus dated Sept. 29, 1997, and the Annual Report for the fiscal year ended July 31, 1997.

                                            TABLE OF CONTENTS

Goals and Investment Policies....................................See Prospectus

Additional Investment Policies.............................................p. 3

Security Transactions......................................................p. 13

Brokerage Commissions Paid to Brokers Affiliated with the Advisor..........p. 16

Performance Information....................................................p. 17

Valuing Fund Shares........................................................p. 19


Investing in the Funds.....................................................p. 20

Redeeming Shares...........................................................p. 21

Capital Loss Carryover.....................................................p. 22

Taxes......................................................................p. 22

Agreements.................................................................p. 23

Organizational Information.................................................p. 27

Board Members and Officers.................................................p. 27

Principal Holders of Securities............................................p. 35

Independent Auditors.......................................................p. 35

Financial Statements...........................................See Annual Report


Prospectus.................................................................p. 36

Appendix A:  Description of Bond Ratings...................................p. 37

Appendix B:  Foreign Currency Transactions.................................p. 40

Appendix C:  Options and Stock Index Futures Contracts.....................p. 45

Appendix D:  Mortgage-Backed Securities....................................p. 52

Appendix E:  Dollar-Cost Averaging.........................................p. 53

ADDITIONAL INVESTMENT POLICIES

Strategist Growth Fund, Inc. (the Company) is a mutual fund with three series of capital stock representing interests in Strategist Growth Fund (Growth Fund), Strategist Growth Trends Fund (Growth Trends Fund) and Strategist Special Growth Fund (Special Growth Fund) (Growth Fund, Growth Trends Fund and Special Growth Fund are collectively referred to herein as the Funds, and individually, a
Fund). Each Fund is a diversified mutual fund with its own goals and investment policies. Each of the Funds seeks to achieve its goals by investing all of its assets in a corresponding series (each a Portfolio) of Growth Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities.

Fundamental investment policies adopted by a Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940 (the 1940 Act). Whenever a Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Company will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Funds' other investment policies, each Fund may invest its assets in an open-end management investment company having the same investment objectives, policies and restrictions as that Fund for the purpose of having those assets managed as part of a combined pool.


Investment Policies applicable to Growth Fund/Growth Portfolio:


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling financial instruments (such as options and futures contracts) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


'Make a loan of any part of its assets to American Express Financial Corporation (the Advisor), to the board members and officers of the Advisor or to its own board members and officers.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.


'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


'Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in stock index futures contracts.

'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 5% of its net assets in warrants.

'Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.


The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

Investment Policies applicable to Growth Trends Fund/Growth Trends Portfolio:


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling financial instruments (such as options and futures contracts) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


'Make a loan of any part of its assets to the Advisor, to the board members and officers of the Advisor or to its own board members and officers.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.


The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


'Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in stock index futures contracts.

'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 5% of its net assets in warrants.

'Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.


The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary

Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


Investment Policies applicable to Special Growth Fund/Aggressive Growth
Portfolio:


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling financial instruments (such as options and futures contracts) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make a loan of any part of its assets to the Advisor, to the board members and officers of the Advisor or to its own board members and officers.


'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

'Concentrate in any one industry except in either or both the energy or utilities industries. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry other than the energy and/or utility industries.


The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


'Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

'Invest more than 5% of its net assets in warrants.

'Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its forward commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.


The Portfolio may invest in foreign securities included in the S&P 500, or which will be included in the S&P 500 in the near future, that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


For a description of bond ratings, see Appendix A. For a discussion on foreign currency transactions, see Appendix B. For a discussion on options and stock index futures contracts, see Appendix C. For a discussion on mortgage-backed securities, see Appendix D. For a discussion on dollar-cost averaging, see Appendix E.

SECURITY TRANSACTIONS

Subject to policies set by the board, the Advisor is authorized to determine, consistent with each Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, the Advisor has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, the Advisor may consider the price of the security including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Advisor has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. The Advisor carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing the Advisor to do so to the extent authorized by law, if the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the Advisor's overall responsibilities to the portfolios advised by the Advisor.


Research provided by brokers supplements the Advisor's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. The Advisor has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the Advisor must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the Advisor to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the Advisor, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the Advisor, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. The Advisor has advised the Trust it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the Advisor believes it may obtain better overall execution. The Advisor has assured the Trust that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions shall be placed on the basis of obtaining the best available price and most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the Advisor in providing advice to all the trusts in the Preferred Master Trust Group, their corresponding funds and other accounts advised by the Advisor, even though it is not possible to relate the benefits to any particular fund, portfolio or account.


Each investment decision made for a Portfolio is made independently from any decision made for other portfolios, funds or other accounts advised by the Advisor or any of its subsidiaries. When a Portfolio buys or sells the same security as another portfolio, fund or account, the Advisor carries out the purchase or sale in a way the Trust agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by a Portfolio, a Portfolio hopes to gain an overall advantage in execution. The Advisor has assured the Trust it will continue to seek ways to reduce brokerage costs.

On a periodic basis, the Advisor makes a comprehensive review of the broker-dealers it uses and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


For the fiscal year ended July 31, 1997, Growth Portfolio and Growth Trends Portfolio paid total brokerage commissions of $1,548,321 and $7,124,866, respectively. For the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, Aggressive Growth Portfolio paid total brokerage commissions of $532,703. For the fiscal period from May 13, 1996 (commencement of operations) to July 31, 1996, Growth Portfolio and Growth Trends Portfolio paid total brokerage commissions of $230,628 and $1,488,847, respectively. Substantially all firms through whom transactions were executed provide research services.

Transactions amounting to $768,200,000, on which $41,592 in commissions were imputed or paid, were specifically directed to firms in exchange for research services for Growth Trends Portfolio. No transactions were directed to brokers because of research services they provided to Growth Portfolio or Aggressive Growth Portfolio, except for the affiliates as noted below.

As of the fiscal year ended July 31, 1997, the Portfolios listed held securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

Name of Issuer                       Value of Securities Owned
                                     at End of Fiscal Year
Growth Portfolio
     Bank of America                     $    6, 385,099
     Goldman Sachs                             6,979,533
     Merrill Lynch                           112,700,000
     Morgan Stanley                           15,642,433
     Travelers Group                         143,875,000

Growth Trends Portfolio
     Bank of America                     $    86,960,956
     Goldman Sachs                            51,879,886
     Merrill Lynch                            31,910,183
     Morgan Stanley                          174,412,200
     Travelers Group                         206,460,625

Aggressive Growth Portfolio
     Bank of America                     $     2,492,389
     Morgan Stanley                            3,387,533

For the fiscal periods ended 1997 and 1996, the portfolio turnover rates were 24% and 22% for Growth Portfolio, and 32% and 41% for Growth Trends Portfolio. For the fiscal period ended 1997, the portfolio turnover rate was 171% for Aggressive Growth Portfolio. Higher turnover rates may result in higher brokerage expenses.

For periods prior to the commencement of operations of Growth Portfolio and Growth Trends Portfolio, turnover rates are based on the turnover rates of the corresponding IDS funds, which transferred all of their assets to the Portfolios on May 13, 1996.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE ADVISOR

Affiliates of American Express Company (American Express) (of which the Advisor is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of a Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. The Advisor will use an American Express affiliate only if (i) the Advisor determines that a Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for a Portfolio and (ii) the affiliate charges a Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

The Advisor may direct brokerage to compensate an affiliate. The Advisor will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. The Advisor owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to the Advisor and in turn the Advisor will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.


Information about brokerage commissions paid by each Portfolio to brokers affiliated with the Advisor for the fiscal year ended July 31, 1997 and fiscal period from May 13, 1996 (commencement of operations) to July 31, 1996 for Growth Portfolio and Growth Trends Portfolio is contained in the following table:

                                                                                                   Fiscal
                                                                                                   Period
                                                              Fiscal Year ended 1997               ended 1996
                                                                             Percent of Aggregate
                                         Aggregate Dollar  Percent of        Dollar Amount of     Aggregate Dollar
                                         Amount of         Aggregate         Transactions         Amount of
                             Nature of   Commissions Paid  Brokerage         Involving Payment    Commissions Paid
Portfolio      Broker        Affiliation to Broker         Commissions       of Commissions       to Broker
-------------- ------------- ---------- ----------------- ----------------- -------------------- -----------------
Growth         American          (1)    $   193,510             12.50%          21.24%            $  189,172
               Enterprise
               Investment
               Services
               Inc.

Growth Trends  American          (1)        494,119             6.94            12.53                  66,667
               Enterprise
               Investment
               Services
               Inc.

Aggressive     American          (1)         33,072             6.21             8.83                     N/A
Growth         Enterprise
               Investment
               Services
               Inc.
(1)      Wholly-owned subsidiary of the Advisor.


PERFORMANCE INFORMATION

The Funds may quote various performance figures to illustrate past performance. Average annual total return used by the Funds will be based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Funds to compute performance follows below.

Average annual total return

A Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1+T)n = ERV

where:     P      =   a hypothetical initial payment of $1,000
           T      =   average annual total return
           n      =   number of years
           ERV    =   ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

A Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in a Fund over a specified period of time according to the following formula:

                                                 ERV - P
                                                    P

where:     P      =   a hypothetical initial payment of $1,000
           ERV    =   ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, a Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

On May 13, 1996, IDS Growth Fund and IDS New Dimensions Fund (the IDS Funds), two open-end investment companies managed by the Advisor, transferred all of their respective assets to Growth Portfolio and Growth Trends Portfolio, respectively, in exchange for units of the Portfolios. Also on May 13, 1996, Growth Fund and Growth Trends Fund transferred all of their respective assets to the corresponding Portfolio of the Trust in connection with the commencement of their operations.


On March 20, 1995, the IDS Funds converted to a multiple class structure pursuant to which three classes of shares are offered: Class A, Class B and Class Y. Class A shares are sold with a 5% sales charge, a 0.175% service fee and no 12b-1 fee. Performance quoted by Growth Fund and Growth Trends Fund, prior to commencement of operations, is based on performance of the corresponding IDS Fund prior to March 20, 1995 and to Class A shares of the corresponding IDS Fund from March 20, 1995 through May 13, 1996 adjusted for differences in sales charge. The historical performance for these periods has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the IDS Funds.

VALUING FUND SHARES

The value of an individual share is determined by using the net asset value before shareholder transactions for the day and dividing that figure by the number of shares outstanding at the end of the previous day.


On Aug. 1, 1997, the first business day following the end of the fiscal year, the computations looked like this:

                   Net assets before               Shares
                   shareholder                     outstanding at                 Net asset value
Fund               transactions                    the end of                     of one share
                                                   previous day
------------------ ----------------- ------------- ----------------- ------------ --------------
Growth             $23,380,583         divided by       643,082         equals       $36.36
Growth Trends       20,626,338                          776,768                       26.55
Special Growth       1,273,618                          184,624                        6.90


In determining net assets before shareholder transactions, the securities held by each Fund's corresponding Portfolio are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


The Exchange, American Express Service Corporation (the Distributor) and each of the Funds will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


INVESTING IN THE FUNDS


Each Fund's minimum initial investment requirement is $2,000 ($1,000 for Custodial Accounts, Individual Retirement Accounts and certain other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors.


The Securities Investor Protection Corporation (SIPC) will provide account protection, in an amount up to $500,000, for securities including Fund shares (up to $100,000 protection for cash), held in an Investment Management Account maintained with AESC. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds (or a Fund) to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of a Portfolio's securities is not reasonably practicable or it is not reasonably practicable for a Fund to determine the fair value of its net assets, or

'The SEC, under the provisions of the 1940 Act, as amended, declares a period of emergency to exist.

Should a Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

Redemptions by a Fund


Each Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.


Redemptions in Kind


The Company has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, each Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.


CAPITAL LOSS CARRYOVER


For federal income tax purposes, Growth Fund and Growth Trends Fund had total capital loss carryovers of $2,230,374 and $790,530, respectively, at July 31, 1997, that if not offset by subsequent capital gains will expire as set out below:



Fund                              2004                       2005                      2006
--------------------------- -------------------------- -------------------------- --------------------------
Growth                        $   2,120,986                $50,571                   $58,817
Growth Trends                 $     790,530                    --                        --


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES


Dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a Fund's dividend that is attributable to dividends the Fund has received from domestic (U.S.) securities. For the fiscal year ended July 31, 1997, 100% of Growth Trends Fund's net investment income dividends qualified for the corporate deduction. For the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, 25.66% of Special Growth Fund's net investment income dividends qualified for the corporate deduction. For the fiscal year ended July 31, 1997, no dividends were paid for Growth Fund. Capital gain distributions, if any, received by individual and corporate shareholders, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Funds are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income, not capital gain.


You may be able to defer taxes on current income from a Fund by investing through an IRA, 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in a Fund to a qualified account, this type of exchange is considered a sale of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.

Under federal tax law, by the end of a calendar year a Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. A Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each Fund intends to comply with federal tax law and avoid any excise tax.

A Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement


The Trust, on behalf of each Portfolio, has an Investment Management Services Agreement with the Advisor. For managing the assets of the Portfolios, the Advisor is paid a fee based upon the following schedule. Each Fund pays its proportionate share of the fee.

         Growth Portfolio and                  Aggressive Growth Portfolio
        Growth Trends Portfolio

   Assets           Annual rate at         Assets             Annual rate at
 (billions)        each asset level      (billions)          each asset level
 First $1.0             0.600%             First $0.25           0.650%
  Next 1.0              0.575              Next   0.25           0.625
  Next 1.0              0.550              Next   0.50           0.600
  Next 3.0              0.525              Next   1.0            0.575
  Over 6.0              0.500              Next   1.0            0.550
                                           Next   3.0            0.525
                                           Over   6.0            0.500


On July 31, 1997, the daily rates applied to the Portfolios' net assets on an annual basis were equal to 0.561% for Growth Portfolio, 0.521% for Growth Trends Portfolio and 0.646% for Aggressive Growth Portfolio. The fee is calculated for each calendar day on the basis of net assets at the close of business two days prior to the day for which the calculation is made.


Before the fee based on the asset charge is paid for Growth Portfolio and Growth Trends Portfolio, it is increased or decreased based on investment performance compared to Lipper Growth Fund Index (the Index). Solely for purposes of calculating the performance incentive adjustment, the Index is compared to the performance of Class A shares of another fund that invests in the Portfolio (the comparison fund). For Growth Portfolio and Growth Trends Portfolio, the comparison funds are IDS Growth Fund and IDS New Dimensions Fund, respectively. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one share of the comparison fund and the change in the Index. The performance of the comparison fund is measured by computing the percentage difference between the opening and closing net asset value of one share, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to the Advisor's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Portfolio's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the comparison fund performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the comparison fund, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of average net assets on an annual basis.


The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. For the fiscal year ended July 31, 1997, the adjustment increased the fee by $1,133,081 for Growth Portfolio and by $3,913,141 for Growth Trends Portfolio.

The management fee is paid monthly. For the fiscal year ended July 31, 1997, the total amount paid was $18,360,421 for Growth Portfolio and $61,899,356 for Growth Trends Portfolio. For the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, the total amount paid was $905,559 for Aggressive Growth Portfolio. For the fiscal period from May 13, 1996 (commencement of operations) to July 31, 1996, the total amount paid was $3,271,780 for Growth Portfolio and $11,544,754 for Growth Trends Portfolio. The amounts are allocated among the Funds investing in the Portfolios.


Under the Agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for units; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and expenses properly payable by the Portfolios, approved by the board. For the fiscal year ended July 31, 1997, Growth Portfolio and Growth Fund paid nonadvisory expenses of $286,102, and Growth Trends Portfolio and Growth Trends Fund paid nonadvisory expenses of $641,525. For the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, Aggressive Growth Portfolio and Special Growth Fund paid nonadvisory expenses of $99,772. For the fiscal period from May 13, 1996 (commencement of operations) to July 31, 1996, Growth Portfolio and Growth Fund paid nonadvisory expenses of $116,459, and Growth Trends Portfolio and Growth Trends Fund paid nonadvisory expenses of $350,475.


Administrative Services Agreement

The Company, on behalf of each Fund, has an Administrative Services Agreement with the Advisor. Under this agreement, each Fund pays the Advisor for providing administration and accounting services. The fee is payable from the assets of each Fund and is calculated as follows:

            Growth Fund and                       Special Growth Fund
          Growth Trends Fund

   Assets          Annual rate at          Assets            Annual rate at
 (billions)       each asset level       (billions)         each asset level
 First $1.0            0.050%              First $0.25          0.060%
  Next 1.0             0.045               Next   0.25          0.055
  Next 1.0             0.040               Next   0.50          0.050
  Next 3.0             0.035               Next   1.0           0.045
  Over 6.0             0.030               Next   1.0           0.040
                                           Next   3.0           0.035
                                           Over   6.0           0.030


On July 31, 1997, the daily rates applied to the Funds' net assets on an annual basis were equal to 0.050% for Growth Fund, 0.050% for Growth Trends Fund and 0.060% for Special Growth Fund. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. For the fiscal year ended July 31, 1997, the Funds paid fees of $12,775 for Growth Fund and $12,524 for Growth Trends Fund. For the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, Special Growth Fund paid fees of $1,429.


Under the agreement, each Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and expenses properly payable by each Fund approved by the board.

Transfer Agency Agreement


The Company, on behalf of each Fund, has a Transfer Agency Agreement with the Advisor. This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Funds' shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $20 per year and dividing by the number of days in the year. The fees paid to the Advisor may be changed from time to time upon agreement of the parties without shareholder approval. For the fiscal year ended July 31, 1997, the Funds paid fees of $7,219 for Growth Fund and $4,672 for Growth Trends Fund. For the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, Special Growth Fund paid fees of $1,152.


Plan and Agreement of Distribution/Distribution Agreement


To help American Express Service Corporation (the Distributor) defray the costs of distribution and servicing, the Company and the Distributor have entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing shares of the Funds. Under the Plan, the Distributor is paid a fee at an annual rate of 0.25% of each Fund's average daily net assets.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which the expenditures were made. The Plan and any agreement related to it may be terminated at any time with respect to a Fund by vote of a majority of board members who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, by vote of a majority of the outstanding voting securities of a Fund or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Company and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended July 31, 1997, the Funds paid fees of $63,877 for Growth Fund and $62,793 for Growth Trends Fund. For the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, Special Growth Fund paid fees of $5,954.

Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. Each Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Trust pays the custodian a maintenance charge per Portfolio and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses


For the fiscal year ended July 31, 1997, the Funds paid total fees and nonadvisory expenses, net of reimbursement and earnings credits, of $258,487 for Growth Fund and $265,202 for Growth Trends Fund. For the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, Special Growth Fund paid total fees and nonadvisory expenses of $32,317. The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, Growth and Growth Trends Funds' total expenses will not exceed 1.30% and Special Growth Fund's total expenses will not exceed 1.40%.


ORGANIZATIONAL INFORMATION

Each Fund is a series of Strategist Growth Fund, Inc., an open-end management investment company, as defined in the Investment Company Act of 1940. The Company was incorporated on Sept. 1, 1995 in Minnesota. The Company's headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

BOARD MEMBERS AND OFFICERS


Directors of Strategist Fund Group


The following is a list of the Company's board members who are board members of all 15 funds in the Strategist Fund Group. All shares of the Funds have cumulative voting rights with respect to the election of board members.


Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Children's Broadcasting Network, Vaughn Communications, Sunbelt Nursery Group, Fairview Corporation.

Jean B. Keffeler
Born in 1945
3424 Zenith Avenue South
Minneapolis, MN

Business and management consultant. Director, National Computer Systems, American Paging Systems, Inc.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1710 International Centre
900 2nd Ave. S.
Minneapolis, MN


President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Security American Financial Enterprises, Allina, Space Center Enterprises, Greenspring Corporation.

James A. Mitchell*
Born in 1941
2900 IDS Tower
Minneapolis, MN

President of all funds in the Strategist Fund Group. Executive vice president and director of the Advisor. Chairman of the board and chief executive officer of IDS Life Insurance Company. Director, IDS Life Funds.

*Interested person of the Company by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.


In addition to Mr. Mitchell, who is president, the Funds' other officers are:


Eileen J. Newhouse
Born in 1955
IDS Tower 10
Minneapolis, MN

Secretary of all funds in the Strategist Fund Group. Counsel of the Advisor.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the Strategist Fund Group. Director, senior vice president and chief financial officer of the Advisor. Director and executive vice president and controller of IDS Life Insurance Company.


Compensation for the Fund Board Members

Once the assets of a Fund reach $20 million, members of that Fund's board who are not officers of the Advisor or an affiliate receive an annual fee of $1,000. Once the assets of all funds in the Strategist Fund Group reach $100 million, members of the board who are not officers of the Advisor or an affiliate also will receive a fee of $1,000 for attendance at board meetings. Board members serving more than one fund will receive an aggregate of $1,000 whether attending one or more meetings held on the same day.
The cost of the fee will be shared by the funds served by the director.

During the fiscal year ended July 31, 1997, the members of the board for Growth Fund and Growth Trends Fund, for attending up to 4 meetings, received the following compensation:

                                            Compensation Table
                                             for Growth Fund

                                          Pensions or                         Total cash
                        Aggregate         Retirement         Estimated        compensation from
                        compensation      benefits accrued   annual           the Strategist
Board Member            from the Fund     as Fund expenses   benefit upon     Fund
                                                             retirement       Group
----------------------- ----------------- ------------------ ---------------- -------------------
Rodney P. Burwell          $4,000              $0                  $0            $8,000
Jean B. Keffeler            4,000               0                   0             8,000
Thomas R. McBurney          4,000               0                   0             8,000

                                            Compensation Table
                                          for Growth Trends Fund

                                          Pensions or                        Total cash
                        Aggregate         Retirement       Estimated annual  compensation from
                        compensation      benefits         benefit upon      the Strategist Fund
Board Member            from the Fund     accrued          retirement        Group
                                          as Fund
                                          expenses
----------------------- ----------------- ---------------- ----------------- --------------------
Rodney P. Burwell          $4,000              $0                $0             $8,000
Jean B. Keffeler            4,000               0                 0              8,000
Thomas R. McBurney          4,000               0                 0              8,000

During the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, the members of the board for Special Growth Fund received no compensation. On July 31, 1997, the Funds' board members and officers as a group owned less than 1% of the outstanding shares of a Fund.

Trustees of the Preferred Master Trust Group

The following is a list of the Trust's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley who does not serve the nine IDS Life funds). All units have cumulative voting rights with respect to the election of board members.


H. Brewster Atwater, Jr.
Born in 1941
4900 IDS Tower
Minneapolis, MN


Former Chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.


Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and FPL Group, Inc. (holding company for Florida Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of the Advisor.


Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of the Advisor since August 1993 and director of the Advisor. Previously, senior vice president, finance and chief financial officer of the Advisor.


Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.


Senior counselor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term U.S. Congressman, U.S. Secretary of Defense and Presidential Counselor. Director, Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY


Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of the Advisor.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person of the Trust by reason of being an officer and employee of the Trust.
**Interested person of the Trust by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Trust's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Trust.


Officers who are also officers and/or employees of the Advisor:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of the Advisor. Vice president-investments for the Trust.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Director, senior vice president and chief financial officer of the Advisor. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Trust.


Compensation for the Portfolio Board Members

Once the assets of a Portfolio reach $20 million, members of that Portfolio's board who are not officers of a Portfolio or of the Advisor receive an annual fee of $1,500 for Growth Portfolio, $5,300 for Growth Trends Portfolio and $100 for Aggressive Growth Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and Investment Review Committees, $50; meetings of the Audit Committee, $25; for traveling from out-of-state, $15 for Growth Portfolio, $53 for Growth Trends Portfolio and $1 for Aggressive Growth Portfolio; and as Chair of the Contracts Committee, $86. Expenses for attending meetings are reimbursed.

During the fiscal year ended July 31, 1997, the members of the board for Growth Portfolio and Growth Trends Portfolio, for attending up to 32 meetings, received the following compensation:

                                            Compensation Table
                                           for Growth Portfolio

                                             Pensions or                           Total cash
                            Aggregate        Retirement         Estimated annual   compensation from the
                            compensation     benefits accrued   benefit upon       Preferred Master Trust
Board Member                from the         as Portfolio       retirement         Group and IDS MUTUAL
                            Portfolio        expenses                              FUND GROUP
--------------------------- ---------------- ------------------ ------------------ ------------------------
H. Brewster Atwater, Jr.      $1,840            $0               $0                   $78,900
     (part of year)
Lynne V. Cheney                2,201             0                0                    97,400
Robert F. Froehlke             2,298             0                0                   104,600
Heinz F. Hutter                2,333             0                0                   106,300
Anne P. Jones                  2,455             0                0                   111,600
Melvin R. Laird                2,217             0                0                    98,600
Alan K. Simpson                1,399             0                0                    58,200
     (part of year)
Edson W. Spencer               2,694             0                0                   127,800
Wheelock Whitney               2,383             0                0                   109,500
C. Angus Wurtele               2,408             0                0                   110,700





                                            Compensation Table
                                        for Growth Trends Portfolio

                            Aggregate     Pensions or                         Total cash
                            compensation  Retirement         Estimated        compensation from the
                            from the      benefits accrued   annual benefit   Preferred Master Trust
Board Member                Portfolio     as Portfolio       upon retirement  Group and IDS MUTUAL
                                          expenses                            FUND GROUP
--------------------------- ------------- ------------------ ---------------- ------------------------
H. Brewster Atwater, Jr.    $4,694           $0               $0                 $78,900
     (part of year)
Lynne V. Cheney             5,935             0                0                  97,400
Robert F. Froehlke          5,882             0                0                 104,600
Heinz F. Hutter             5,917             0                0                 106,300
Anne P. Jones               6,265             0                0                 111,600
Melvin R. Laird             5,951             0                0                  98,600
Alan K. Simpson             3,805             0                0                  58,200
     (part of year)
Edson W. Spencer            6,278             0                0                 127,800
Wheelock Whitney            5,967             0                0                 109,500
C. Angus Wurtele            5,992             0                0                 110,700

During the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997, the members of the board for Aggressive Growth Portfolio, for attending up to 32 meetings, received the following compensation:



                                            Compensation Table
                                      for Aggressive Growth Portfolio

                             Aggregate     Pensions or                          Total cash
                             compensation  Retirement          Estimated        compensation from the
                             from the      benefits accrued    annual benefit   Preferred Master Trust
Board Member                 Portfolio     as Portfolio        upon retirement  Group and IDS MUTUAL
                                           expenses                             FUND GROUP
---------------------------- ------------- ------------------- ---------------- ------------------------
H. Brewster Atwater, Jr.     $776             $0                $0               $78,900
     (part of year)
Lynne V. Cheney               831              0                 0                97,400
Robert F. Froehlke            984              0                 0               104,600
Heinz F. Hutter              1,009             0                 0               106,300
Anne P. Jones                1,058             0                 0               111,600
Melvin R. Laird               847              0                 0                98,600
Alan K. Simpson               513              0                 0                58,200
     (part of year)
Edson W. Spencer             1,371             0                 0               127,800
Wheelock Whitney             1,059             0                 0               109,500
C. Angus Wurtele             1,084             0                 0               110,700


PRINCIPAL HOLDERS OF SECURITIES


As of July 31, 1997, George L. Farr held 20.61% of Special Growth Fund shares. Additional information on principal holders of securities may be obtained by writing to American Express Financial Direct, P.O.
Box 59196, Minneapolis, MN 55459-0196.


INDEPENDENT AUDITORS


The Funds' and corresponding Portfolios' financial statements contained in the Annual Report to shareholders for the fiscal year ended July 31, 1997 for Growth Fund and Growth Trends Fund and the fiscal period from Aug. 19, 1996 (commencement of operations) to July 31, 1997 for Special Growth Fund were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Funds.

FINANCIAL STATEMENTS


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1997 Annual Report to shareholders, pursuant to Section 30(d) of the 1940 Act, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


PROSPECTUS


The prospectus dated Sept. 29, 1997 is hereby incorporated in this SAI by reference.

APPENDIX A

DESCRIPTION OF BOND RATINGS

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price.

Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C.

Bonds rated:

Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

APPENDIX B

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since a Portfolio may hold cash and cash- equivalent investments in foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. A Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Portfolio also may enter into forward contracts when management believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of securities or other assets denominated in that currency.

A Portfolio will designate cash or securities in an amount equal to the value of a Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of a Portfolio's commitments on such contracts.

At maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If a Portfolio retains a security and engages in an offsetting transaction, a Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date a Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, a Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver.

A Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although a Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and unitholders should be aware of currency conversion costs.

Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. A Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, a Portfolio may buy put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures.

Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of a Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Portfolio's investments denominated in that currency over time.

A Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. A Portfolio will not enter into an option or futures position that exposes a Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX C

OPTIONS AND STOCK INDEX FUTURES CONTRACTS

A Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. A Portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange. A Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the Advisor believes a liquid secondary market exists for the options and only from dealers and institutions the Advisor believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, a Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit a Portfolio and its unitholders by improving a Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by a Portfolio for investment purposes. Options permit a Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk a Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to a Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. A Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

'All options written by a Portfolio will be covered. For covered call options if a decision is made to sell the security, a Portfolio will attempt to terminate the option contract through a closing purchase transaction.

'A Portfolio will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National Association of Securities Dealers, Inc.).


'A Portfolio will write options only as permitted under federal or state laws or regulations, such as those that limit the amount of total assets subject to the options.


Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since a Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by a Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. A Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the Portfolio's basis in that security. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.


Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They currently include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if a Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, a Portfolio will gain $500 x (154-150) or $2,000. If a Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, a Portfolio will lose $500 x (152-150) or $1,000.

Unlike the purchase or sale of an equity security, no price would be paid or received by a Portfolio upon entering into futures contracts. However, a Portfolio would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by a Portfolio to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. For example, when a Portfolio enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, a Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, a Portfolio would be required to make a variation margin payment to the broker equal to the decline in value.

How a Portfolio Would Use Stock Index Futures Contracts. A Portfolio intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits a Portfolio to gain rapid exposure to or protect itself from changes in the market. For example, a Portfolio may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, a Portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

A Portfolio may enter into contracts with respect to any stock index or sub-index. To hedge a Portfolio successfully, however, a Portfolio must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of securities.

Special Risks of Transactions in Stock Index Futures Contracts.

1. Liquidity. A Portfolio may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by a Portfolio. A Portfolio may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to a Portfolio, and a Portfolio realizes a gain or a loss.

Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although a Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities subject to the hedge. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions.

Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. If this occurred, a Portfolio could lose money on the contracts and also experience a decline in the value of its securities. While this could occur, the Advisor believes that over time the value of securities will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of securities sought to be hedged. It also is possible that if a Portfolio has hedged against a decline in the value of the stocks held in its Portfolio and stock prices increase instead, a Portfolio will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, a Portfolio will suffer a loss of the premium paid.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A Portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. A Portfolio will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to a Portfolio than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, a Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in a Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, a Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit a Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, a Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. A Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX D

MORTGAGE-BACKED SECURITIES

A mortgage pass through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to a Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to a Portfolio.

Stripped Mortgage-Backed Securities. A Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. A Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. A Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX E

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a Fund to meet long-term goals.

Dollar-cost averaging

Regular                        Market Price                     Shares
Investment                     of a Share                       Acquired
    $100                          $6.00                          16.7
     100                           4.00                          25.0
     100                           4.00                          25.0
     100                           6.00                          16.7
     100                           5.00                          20.0
    $500                         $25.00                         103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

 Independent auditors' report

The board and shareholders
Strategist Growth Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Strategist Growth Fund, Strategist Growth Trends Fund and Strategist Special Growth Fund (series within Strategist Growth Fund, Inc.) as of July 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 1997, and for the period from May 13, 1996 (commencement of operations), to July 31, 1996 of Strategist Growth Fund and Strategist Growth Trends Fund; and the related statement of operations, statement of changes in net assets and the financial highlights for the period from August 19, 1996 (commencement of operations), to July 31, 1997 of Strategist Special Growth Fund. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategist Growth Fund, Strategist Growth Trends Fund and Strategist Special Growth Fund at July 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 5, 1997


 Financial statements


Statements of assets and liabilities
Strategist Growth Fund, Inc.
July 31, 1997
                                             Strategist     Strategist    Strategist
                                                 Growth         Growth       Special
                                                   Fund    Trends Fund   Growth Fund
Assets
Investment in corresponding
  Portfolio (Note 1)                        $23,408,618     $20,682,838   $1,295,378
Expense receivable from AEFC                         --              --           82
Organizational costs (Note 1)                     1,969           1,969           98
                                                  -----           -----           --
Total assets                                 23,410,587      20,684,807    1,295,558
                                             ----------      ----------    ---------
Liabilities
Accrued distribution fee                            158             140            9
Accrued transfer agency fee                          32              21            5
Accrued administrative services fees                 32              28            2
Other accrued expenses                           29,782          58,280       21,924
                                                 ------          ------       ------
Total liabilities                                30,004          58,469       21,940
                                                 ------          ------       ------
Net assets applicable to
  outstanding capital stock                 $23,380,583     $20,626,338   $1,273,618
                                            ===========     ===========   ==========

Represented by
Capital stock-- $.01 par value                $   6,431       $   7,768    $   1,846
Additional paid-in capital                   14,873,867      12,778,655      827,961
Undistributed (excess of distributions over)
  net investment income                               --        110,178        4,886
Accumulated net realized gain (loss) (Note 1)(2,230,374)       (797,076)     105,146
Unrealized appreciation (depreciation)
  on investments                             10,730,659       8,526,813      333,779
                                             ----------       ---------      -------
Total -- representing net assets applicable
  to outstanding capital stock              $23,380,583     $20,626,338   $1,273,618
                                            -----------     -----------   ----------
Shares outstanding                              643,082         776,768      184,624
                                                =======         =======      =======
Net asset value per share of
  outstanding capital stock                     $ 36.36         $ 26.55     $   6.90
                                                =======         =======     ========

See accompanying notes to financial statements.


Statements of operations
Strategist Growth Fund, Inc.
Year ended July 31, 1997
                                             Strategist     Strategist    Strategist
                                                 Growth         Growth       Special
                                                   Fund    Trends Fund  Growth Fund*
Investment income
Income:
Dividends                                   $   140,359      $ 260,654      $ 26,122
Interest                                         67,008        151,068        12,498
  Less: Foreign taxes withheld                     (364)        (1,209)           --
                                                   ----         ------        ------
Total income                                    207,003        410,513        38,620
                                                -------        -------        ------
Expenses (Note 2):
Expenses, including investment management
  services fee, allocated from
  corresponding Portfolio                       158,183        144,893        16,794
Distribution fee                                 63,877         62,793         5,954
Transfer agency fee                               7,219          4,672         1,152
Administrative services fees and expenses        12,775         12,524         1,429
Compensation of board members                    13,250         12,349            --
Postage                                             117          4,276         5,395
Registration fees                                 3,274         24,243        32,949
Reports to shareholders                              18          2,454         3,644
Audit fees                                        6,000          6,000         3,000
Other                                                --          1,768         5,311
                                                  -----          -----         -----
Total expenses                                  264,713        275,972        75,628
  Less expenses reimbursed by AEFC               (6,226)       (10,770)      (43,311)
                                                 ------        -------       -------
Total net expenses                              258,487        265,202        32,317
                                                -------        -------        ------
Investment income (loss)-- net                  (51,484)       145,311         6,303
                                                =======        =======         =====

 Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
  Security transactions                        (109,388)       598,086        77,565
  Financial futures contracts                        --             --        28,581
                                                 ------        -------        ------
Net realized gain (loss) on investments        (109,388)       598,086       106,146
Net change in unrealized appreciation
  (depreciation) on investments              10,845,973      7,790,733       333,779
                                             ----------      ---------       -------
Net gain (loss) on investments               10,736,585      8,388,819       439,925
                                             ----------      ---------       -------
Net increase (decrease) in net assets
  resulting from operations                 $10,685,101     $8,534,130      $446,228
                                            ===========     ==========      ========

*For the period from Aug. 19, 1996 (commencement of operations) to July 31, 1997.

See accompanying notes to financial statements.

Statements of changes in net assets
Strategist Growth Fund, Inc.
                                                          Strategist Growth Fund

                                                        Year ended    For the period
                                                     July 31, 1997 from May 13, 1996*
                                                                    to July 31, 1996

Operations
Investment income (loss)-- net                           $ (51,484)     $   (19,369)
Net realized gain (loss) on investments                   (109,388)      (2,120,986)
Net change in unrealized appreciation
    (depreciation) on investments                       10,845,973         (115,314)
                                                        ----------         --------
Net increase (decrease) in net assets
    resulting from operations                           10,685,101       (2,255,669)
                                                        ----------       ----------

Capital share transactions (Note 3)
Proceeds from sales                                      3,196,032       25,205,431
Payments for redemptions                               (13,500,312)              --
                                                       -----------       ----------
Increase (decrease) in net assets from
    capital share transactions                         (10,304,280)      25,205,431
                                                       -----------       ----------
Total increase (decrease) in net assets                    380,821       22,949,762
Net assets at beginning of period (Note 1)              22,999,762           50,000
                                                        ----------           ------
Net assets at end of period                            $23,380,583      $22,999,762
                                                       ===========      ===========

*Commencement of operations.

See accompanying notes to financial statements.

Statements of changes in net assets
Strategist Growth Fund, Inc.

                                                       Strategist Growth Trends Fund

                                                        Year ended    For the period
                                                     July 31, 1997 from May 13, 1996*
                                                                    to July 31, 1996
Operations and distributions
Investment income (loss)-- net                          $  145,311        $  21,361
Net realized gain (loss) on investments                    598,086       (1,395,162)
Net change in unrealized appreciation
   (depreciation) on investments                         7,790,733          736,080
                                                         ---------          -------
Net increase (decrease) in net assets
    resulting from operations                            8,534,130         (637,721)
                                                         ---------         --------
Distributions to shareholders from:
    Net investment income                                  (72,259)              --
                                                           =======          =======


Capital share transactions (Note 3)
Proceeds from sales                                      1,812,239       25,146,624
Reinvestment of distributions at net asset value            72,259               --
Payments for redemptions                               (14,278,934)              --
                                                       -----------       ----------

Increase (decrease) in net assets from
    capital share transactions                         (12,394,436)      25,146,624
                                                       -----------       ----------
Total increase (decrease) in net assets                 (3,932,565)      24,508,903
Net assets at beginning of period (Note 1)              24,558,903           50,000
                                                        ----------           ------
Net assets at end of period                            $20,626,338      $24,558,903
                                                       -----------      -----------
Undistributed (excess of distributions over)
    net investment income                               $  110,178        $  21,361
                                                        ==========        =========
*Commencement of operations.

See accompanying notes to financial statements.

Statement of changes in net assets
Strategist Growth Fund, Inc.
                                                Strategist Special Growth Fund

                                                         For the period from
                                                               Aug. 19, 1996*
                                                            to July 31, 1997

Operations and distributions
Investment income (loss)-- net                                      $  6,303
Net realized gain (loss) on investments                              106,146
Net change in unrealized appreciation
   (depreciation) on investments                                     333,779
                                                                     -------
Net increase (decrease) in net assets resulting from operations      446,228
                                                                     -------
Distributions to shareholders from:
    Net investment income                                             (1,417)
    Net realized gain                                                 (1,000)
                                                                      ------
Total distributions                                                   (2,417)
                                                                      ======


Capital share transactions (Note 3)
Proceeds from sales                                                8,268,135
Reinvestment of distributions at net asset value                       2,417
Payments for redemptions                                          (7,441,745)
                                                                  ----------
Increase (decrease) in net assets from capital share transactions    828,807
                                                                     -------
Total increase (decrease) in net assets                            1,272,618
Net assets at beginning of period (Note 1)                             1,000
                                                                       -----
Net assets at end of period                                       $1,273,618
                                                                  ----------
Undistributed (excess of distributions over)
    net investment income                                          $   4,886
                                                                   =========

*Commencement of operations.

See accompanying notes to financial statements.

Notes to financial statements
Strategist Growth Fund, Inc.

1. Summary of significant accounting policies

Strategist Growth Fund (Growth Fund), Strategist Growth Trends Fund (Growth Trends Fund) and Strategist Special Growth Fund (Special Growth Fund) are series of capital stock within Strategist Growth Fund, Inc. Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Strategist Growth Fund, Inc. has 3 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. On April 15, 1996, American Express Financial Corporation (AEFC) invested $50,000 in Growth Fund and Growth Trends Fund, which represented 1,966 and 2,632 shares, respectively. Operations did not formally commence until May 13, 1996. On Aug. 16, 1996, AEFC invested $1,000 in Special Growth Fund that represented 200 shares. Operations commenced on Aug. 19, 1996.

Investments in Portfolios

Each of the Funds seeks to achieve its investment objectives by investing all of its net investable assets in a corresponding series (the Portfolio) of Growth Trust (the Trust).

Growth Fund invests all of its assets in Growth Portfolio, an open-end investment company that has the same objectives as the Fund. Growth Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities.

Growth Trends Fund invests all of its assets in Growth Trends Portfolio, an open-end investment company that has the same objectives as the Fund. Growth Trends Portfolio invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

Special Growth Fund invests all of its assets in Aggressive Growth Portfolio, an open-end investment company that has the same objectives as the Fund. Aggressive Growth Portfolio invests primarily in equity securities of companies that comprise the S&P 500.

Each Fund records daily its share of the corresponding Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

Each Fund records its investment in the corresponding Portfolio at value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. As of July 31, 1997, the percentages of the corresponding Portfolio owned by Growth Fund, Growth Trends Fund and Special Growth Fund were 0.57%, 0.15% and 0.43%, respectively. Valuation of securities held by the Portfolios is discussed in Note 1 of the Portfolios' "Notes to financial statements," which are included elsewhere in this report.

Organizational costs

Each Fund incurred organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal taxes

Since each Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) allocated from the Portfolios may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                         Growth       Special
                                       Growth            Trends        Growth
                                         Fund              Fund          Fund

Undistributed net investment income  $ 51,484          $ 15,765           $--
Additional paid-in capital
   increase (decrease)               $(51,484)         $(15,765)          $--

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the Funds at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

At July 31, 1997, AEFC owned 1,966 shares of Growth Fund, 2,639 shares of Growth Trends Fund and 100,067 shares of Special Growth Fund. At July 31, 1997, American Express Company (the parent company of AEFC) owned 533,410 shares of Growth Fund and 695,804 shares of Growth Trends Fund.

2. Expenses and sales charges

In addition to the expenses allocated from the Portfolio, each Fund accrues its own expenses as follows:

Each Fund entered into agreements with AEFC for providing administrative services and serving as transfer agent. Under its Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% (0.06% to 0.03% for Special Growth Fund) annually. Under this agreement, each Fund also pays taxes, audit and certain legal fees, registration fees for shares, office expenses, consultants' fees, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Funds and approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. Each Fund pays AEFC an annual fee per shareholder account of $20.

Under a Plan and Agreement of Distribution, each Fund pays American Express Service Corporation (the Distributor) a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution related services.

AEFC and the Distributor agreed to waive certain fees and to absorb certain other Fund expenses through July 31, 1997. Under this agreement, each Fund's total expenses would not exceed 1.30% (1.40% for Special Growth Fund) of each of the Fund's average daily net assets.

3. Capital share transactions
Transactions in shares of capital stock for the periods indicated are as follows:

                           Period ended July 31, 1997

                                                        Growth          Special
                                      Growth            Trends           Growth
                                        Fund              Fund            Fund*

Sold                                 113,943            85,325        1,430,220
Issued for reinvested distribution        --             3,331              439
Redeemed                            (464,310)         (637,972)      (1,246,235)
                                    --------          --------       ----------
Net increase (decrease)             (350,367)         (549,316)         184,424
                                    --------          --------          -------

*Inception date was Aug. 19, 1996.


                           Period ended July 31, 1996*

                               Growth Fund                   Growth Trends Fund

Sold                               991,483                          1,323,452
                                   -------                          ---------
Net increase (decrease)            991,483                          1,323,452
                                   -------                          ---------
*Inception date was May 13, 1996.


4. Capital loss carryover

For federal income tax purposes, Growth Fund and Growth Trends Fund had capital loss carryovers at July 31, 1997 of $2,230,374 and $790,530, respectively, that will expire in 2004 through 2006 for Growth Fund and 2004 for Growth Trends Fund if not offset by subsequent capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains for a fund until its available capital loss carryover has been offset or expires.

5. Financial highlights

The table below shows certain  important  information for evaluating each Fund's results.
                                                Growth           Growth           Special
                                                  Fund        Trends Fund       Growth Fund
Fiscal period ended July 31,                  1997   1996(b)  1997    1996(b)      1997(c)

Per share income and capital changes(a)

Net asset value, beginning of period        $23.15 $25.43   $18.52  $19.00        $5.00

Income from investment operations:
Net investment income (loss)                  (.08)  (.02)     .16     .01          .04
Net gains (losses)
(both realized and unrealized)               13.29  (2.26)    7.93    (.49)        1.88
Total from investment operations             13.21  (2.28)    8.09    (.48)        1.92

Less distributions:
Distributions from net investment income        --     --     (.06)     --         (.01)
Distributions from realized gains               --     --       --      --         (.01)
Total distributions                             --     --     (.06)     --         (.02)
Net asset value, end of period              $36.36 $23.15   $26.55  $18.52        $6.90

 Ratios/supplemental data

Net assets, end of period (in millions)        $23    $23      $21     $25           $1
Ratio of expenses to
  average daily net assets(e)                 1.01%  1.30%(d) 1.06%   1.30%(d)     1.36%(d)
Ratio of net income (loss) to
  average daily net assets                    (.20%) (.37%)(d) .58%    .39%(d)      .26%(d)
Portfolio turnover rate (excluding
  short-term securities)                        24%     5%      32%      7%         171%
Total return                                  57.1%  (9.0%)   43.7%   (2.5%)       38.4%
Average brokerage commission rate(f)        $.0463    $--   $.0511     $--       $.0405

  (a) For a share outstanding throughout the period. Rounded to the nearest cent.
  (b) Inception date was May 13, 1996.
  (c) Inception date was Aug. 19, 1996.
  (d) Adjusted to an annual basis.
  (e) The Advisor and Distributor  voluntarily  limited total operating  expenses.
      Without this agreement,  the ratio of expenses to average daily net assets would have been 1.03% and 1.86% for Growth Fund and 1.10% and 1.76% for Growth  Trends
      Fund for the periods  ended 1997 and 1996,  respectively;  and 3.17% for Special
      Growth Fund for the period ended July 31, 1997.
  (f) Effective  fiscal  year 1997,  each Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged.  The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

 Independent auditors' report

The board of trustees and unitholders Growth Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Portfolio (a series of Growth Trust) as of July 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended July 31, 1997 and for the period from May 13, 1996 (commencement of operations) to July 31, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Portfolio at July 31, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 5, 1997

 Financial statements

Statement of assets and liabilities
Growth Portfolio
July 31, 1997



Assets
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated issuers
  (identified cost $2,234,095,174)                            $4,155,884,138
Investments in securities of affiliated issuers
  (identified cost $62,591,669)                                   99,411,787
Cash in bank on demand deposit                                       332,514
Dividends and accrued interest receivable                          1,318,328
Receivable for investment securities sold                          1,905,876
U.S. government securities held as collateral (Note 4)            35,670,022
                                                                  ----------
Total assets                                                   4,294,522,665
                                                               =============

Liabilities
Payable for investment securities purchased                       12,331,722
Payable upon return of securities loaned (Note 4)                150,698,918
Accrued investment management services fee                           364,097
Other accrued expenses                                                44,205
                                                                      ------
Total liabilities                                                163,438,942
                                                                 -----------
Net assets                                                    $4,131,083,723
                                                              ==============

See accompanying notes to financial statements.

Statement of operations
Growth Portfolio
Year ended July 31, 1997

Investment income
Income:
Dividends                                                      $  16,430,188
Interest                                                           7,469,380
   Less: Foreign taxes withheld                                      (47,850)
                                                                     -------
Total income                                                      23,851,718
                                                                  ----------
Expenses (Note 2):
Investment management services fee                                18,360,421
Compensation of board members                                         20,381
Compensation of officers                                                 799
Custodian fees                                                       155,081
Registration fees                                                        125
Audit fees                                                            24,750
Other                                                                 77,122
                                                                      ------
Total expenses                                                    18,638,679
   Earnings credits on cash balances (Note 2)                         (8,589)
                                                                      ------
Total net expenses                                                18,630,090
                                                                  ----------
Investment income (loss) -- net                                    5,221,628
                                                                   ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions
   (including loss of $1,772,787 on sale of
    affiliated issuers) (Note 3)                                  50,423,029
Net change in unrealized appreciation (depreciation)
   on investments                                              1,363,502,469
                                                               -------------
Net gain (loss) on investments                                 1,413,925,498
                                                               -------------
Net increase (decrease) in net assets resulting from
   operations                                                 $1,419,147,126
                                                              ==============
See accompanying notes to financial statements.

Statements of changes in net assets
Growth Portfolio

                                                  Year ended   For the period
                                               July 31, 1997 from May 13, 1996*
                                                              to July 31, 1996

Operations
Investment income (loss)-- net                   $ 5,221,628     $ 1,339,597
Net realized gain (loss) on investments           50,423,029      12,989,728
Net change in unrealized appreciation
   (depreciation) on investments               1,363,502,469    (176,108,355)
                                               -------------    ------------
Net increase (decrease) in net assets
   resulting from operations                   1,419,147,126    (161,779,030)
Net contributions                                506,769,449   2,366,896,178
                                                 -----------   -------------
Total increase (decrease) in net assets        1,925,916,575   2,205,117,148
Net assets at beginning of period (Note 1)     2,205,167,148          50,000
                                               -------------          ------
Net assets at end of period                   $4,131,083,723  $2,205,167,148
                                              ==============  ==============

*Commencement of operations.

See accompanying notes to financial statements.

 Notes to financial statements

Growth Portfolio

1. Summary of significant accounting policies

Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $50,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

Significant accounting policies followed by the Portfolio are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. Fees and expenses

The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of the IDS Growth Fund to the Lipper Growth Fund Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets on an annual basis. The adjustment increased the fee by $1,133,081 for the year ended July 31, 1997.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended July 31, 1997, the Portfolio's custodian fees were reduced by $8,589 as a result of earnings credits from overnight cash balances.

Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,278,817,933 and $699,343,849, respectively, for the year ended July 31, 1997. For the same year, the portfolio turnover rate was 24%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $193,510 for the year ended July 31, 1997.

4. Lending of portfolio securities

At July 31, 1997, securities valued at $148,891,085 were on loan to brokers.
For collateral, the Portfolio received $115,028,896 in cash and U.S. government securities valued at $35,670,022. Income from securities lending amounted to $677,468 for the year ended July 31, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


Investments in securities

Growth Portfolio
July 31, 1997

(Percentages represent value of investments compared to net assets)

Investments in securities of unaffiliated issuers
Common stocks (95.2%)
Issuer                                                Shares             Value(a)
Airlines (0.6%)
Northwest Airlines                                      600,000(c)      $ 24,675,000

Automotive & related (0.3%)
Gentex                                                  500,000(c)        11,312,500

Banks and savings & loans (3.3%)
Washington Mutual                                     2,000,000          138,250,000

Beverages & tobacco (2.5%)
Coca-Cola                                             1,506,700          104,338,975

Building materials & construction (2.0%)
Tyco Intl                                             1,000,000           81,000,000

Chemicals (4.1%)
Culligan Water Technology                               400,000(c)        16,900,000
Monsanto                                              1,500,000           74,718,750
USA Waste Service                                     1,975,000(c)        79,617,187
                                                                          ----------
Total                                                                    171,235,937

Communications equipment & services (6.1%)
ADC Telecommunications                                1,200,000(c)        48,450,000
Advanced Fibre Communications                           250,000(b,c)      17,468,750
Andrew                                                1,600,000(c)        41,700,000
Tellabs                                               2,400,000(c)       143,700,000
                                                                          ----------
Total                                                                    251,318,750

Computers & office equipment (18.4%)
ABR Information Services                                800,000(c)        21,800,000
Cisco Systems                                         1,600,000(c)       127,300,000
Compaq Computer                                       2,000,000(b,c)     114,250,000
First Data                                            1,568,720           68,435,410
Hewlett-Packard                                       1,800,000          126,112,500
Ikon Office Solutions                                 1,000,000           29,187,500
Keane                                                   600,000(c)        36,675,000
Microsoft                                               400,000(c)        56,600,000
Oracle                                                1,350,000(c)        73,490,625
Silicon Graphics                                      1,000,000(c)        25,000,000
Solectron                                             1,025,000(c)        80,846,875
                                                                          ----------
Total                                                                    759,697,910

Electronics (8.4%)
Applied Materials                                     1,200,000(c)       110,250,000
Intel                                                 1,000,000           91,812,500
Maxim Intergrated Products                            1,200,000(c)        82,950,000
Texas Instruments                                       400,000           46,000,000
Vishay Intertechnology                                  661,500           17,695,125
                                                                          ----------
Total                                                                    348,707,625

Energy equipment & services (2.6%)
Schlumberger                                          1,400,000          106,925,000

Financial services (9.0%)
First Virtual Holding                                   100,000(c)           462,500
Green Tree Financial                                    351,400           16,559,725
MBNA                                                  1,500,000           67,500,000
Merrill Lynch                                         1,600,000          112,700,000
Providian Financial                                     813,550           31,880,991
Travelers Group                                       2,000,000          143,875,000
                                                                          ----------
Total                                                                    372,978,216

Food (0.6%)
Delta & Pine Land                                       666,733(b)        25,335,854

Furniture & appliances (0.3%)
Ethan Allen Interiors                                   252,000           13,356,000

Health care (8.5%)
Amgen                                                 1,200,000(c)        70,575,000
Boston Scientific                                     1,200,000(b,c)      86,100,000
Gensia                                                      161(c)               745
Johnson & Johnson                                       700,000           43,618,750
Medtronic                                               600,000           52,350,000
Pfizer                                                1,600,000           95,400,000
Physio-Control Intl                                     296,700(c)         4,302,150
                                                                          ----------
Total                                                                    352,346,645

Health care services (7.8%)
HealthCare COMPARE                                    1,000,000(c)        57,000,000
HEALTHSOUTH                                           4,800,000(c)       127,200,000
Service Corp Intl                                     2,400,000           81,600,000
United Healthcare                                     1,000,000           57,000,000
                                                                          ----------
Total                                                                    322,800,000

Industrial equipment & services (2.7%)
Caterpillar                                             800,000           44,800,000
Deere & Co                                            1,200,000           68,250,000
                                                                          ----------
Total                                                                    113,050,000

Insurance (0.6%)
Provident Companies                                     383,600           24,310,650

Leisure time & entertainment (2.6%)
Harley-Davidson                                         300,000           15,975,000
Marriot Intl                                          1,000,000           68,750,000
Mattel                                                  600,000           20,850,000
                                                                          ----------
Total                                                                    105,575,000

Metals (0.6%)
Nucor                                                   300,000           18,618,750
Stillwater Mining                                       400,000(c)         8,300,000
                                                                          ----------
Total                                                                     26,918,750

Multi-industry conglomerates (1.6%)
AccuStaff                                             1,200,000(b)        32,700,000
Apollo Group                                            900,000(c)        33,412,500
                                                                        ------------
Total                                                                     66,112,500

Retail (1.5%)
Consoliated Stores                                      383,500(c)        15,435,875
Home Depot                                              900,000           44,887,500
                                                                        ------------
Total                                                                     60,323,375

Textiles & apparel (1.2%)
Nike Cl B                                               800,000           49,850,000

Transportation (0.6%)
Wisconsin Central                                       750,000(c)        23,484,375

Utilities -- telephone (2.2%)
WorldCom                                              2,550,400(c)        89,104,600

Foreign (7.1%) (d)
Ericsson (LM) ADR                                     1,500,000           67,875,000
Northern Telecommunications                           1,000,000          104,562,500
Danka Business Systems ADR                            1,500,000(b)        73,593,750
SGS-THOMSON Microelectronics                            500,000(c)        45,687,500
                                                                        ------------
Total                                                                    291,718,750

Total common stocks of unaffiliated issuers
(Cost: $2,012,933,778)                                                $3,934,726,412

Short-term securities (5.4%)
Issuer                            Annualized         Amount                  Value(a)
                                 yield on date     payable at
                                  of purchase       maturity
U.S. government agency (0.2%)
Federal Home Loan Mtge Corp Disc Nts
  08-07-97                          5.39%         $  4,800,000           $ 4,795,704
  08-15-97                          5.37             1,060,000             1,057,795
  08-28-97                          5.44             3,000,000             2,987,805

Total                                                                      8,841,304

Commercial paper (4.9%)
Alabama Power
  08-19-97                          5.59             6,300,000             6,281,714
BBV Finance (Delware)
  08-22-97                          5.52             4,600,000             4,585,242
  09-04-97                          5.52            16,200,000            16,115,850
Beneficial
  08-01-97                          5.58             6,900,000             6,900,000
BOC Group
  08-04-97                          5.59             2,200,000             2,198,983
CAFCO
  08-18-97                          5.60             3,800,000(e)          3,790,041
Ciesco LP
  09-12-97                          5.56            11,600,000            11,525,431
CIT Group Holdings
  09-03-97                          5.52            11,400,000            11,342,525
Commercial Credit
  09-18-97                          5.52             1,600,000             1,588,309
Commerzbank U.S. Finance
  08-26-97                          5.51             6,000,000             5,977,125
General Electric Capital Services
  08-06-97                          5.58            10,500,000            10,491,921
Goldman Sachs Group
  08-20-97                          5.57             7,000,000             6,979,533
Kredietbank North America Finance
  09-02-97                          5.62             6,900,000             6,863,547
May Department Stores
  08-29-97                          5.52             7,600,000             7,567,487
Metlife Funding
  08-25-97                          5.52             6,200,000             6,177,308
Morgan Stanley Group
  08-25-97                          5.53            15,700,000            15,642,433
NBD Bank Canada
  08-22-97                          5.53             4,100,000             4,086,822
New Center Asset Trust
  09-04-97                          5.50            10,000,000             9,948,339
Paccar Financial
  08-04-97                          5.57             9,200,000             9,195,745
  08-27-97                          5.50             8,400,000             8,366,755
Pfizer
  09-08-97                          5.51             8,500,000(e)          8,450,832
Reed Elsevier
  08-05-97                          5.62             4,400,000(e)          4,396,733
St. Paul Companies
  08-26-97                          5.52            10,500,000(e)         10,459,969
  08-28-97                          5.50             2,700,000(e)          2,688,923
Societe Generale North America
  09-09-97                          5.55            13,500,000            13,419,416
UBS Finance (Delaware)
  08-08-97                          5.52             6,500,000             6,493,049

Total                                                                    201,534,032

Letters of credit (0.3%)
Bank of America-
AES Barber Point
  08-07-97                          5.58             6,391,000             6,385,099
Federal Home Loan Bank-
Downey Savings & Loan
  08-05-97                          5.58             4,400,000             4,397,291

Total                                                                     10,782,390

Total short-term securities
(Cost: $221,161,396)                                                  $  221,157,726

Total investments in securities of unaffiliated issuers
(Cost: $2,234,095,174)                                                $4,155,884,138

Investments in securities of affiliated issuers (f)

Common stocks (2.4%)
Issuer                                                Shares                   Value(a)

Mastec                                            1,500,000(b,c)       $  80,531,250
Risk Capital Holdings                               883,300(c)            18,880,537

Total investments in securities of affiliated issuers
(Cost: $62,591,669)                                                    $  99,411,787

Total investments in securities
(Cost: $2,296,686,843)(g)                                             $4,255,295,925

See accompanying notes to investments in securities.

Notes to investments in securities
 (a) Securities are valued by procedures described in Note 1 to the financial statements.

 (b) Security is partially or fully on loan. See Note 4 to the financial statements.

 (c)  Non-income producing.

 (d)  Foreign security values are stated in U.S. dollars.

 (e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

 (f) Investments representing 5% or more of the outstanding voting securities of the issuer.

      Transactions with companies that are or were affiliates during the year ended July 31, 1997 are as follows:

                         Beginning    Purchase       Sales      Ending  Dividend
 Issuer                       cost        cost        cost        cost    income
 Mastec           $             -- $45,512,990 $        --  $45,512,990  $   --
 Oxford Resources*      10,236,220          --  10,236,220           --      --
 Physio Control*                --  18,484,561  14,878,336    3,606,225      --
 Risk Capital Holdings* 17,078,679          --          --   17,078,679      --

 Total                 $27,314,899 $63,997,551 $25,114,556  $66,197,894  $   --

      *Issuer was not an affiliate for the entire year.

 (g) At July 31,1997, the cost of securities for federal income tax purposes was
     $2,296,686,842  and  the  aggregate  gross  unrealized   appreciation  and
     depreciation based on that cost was:


      Unrealized appreciation                          $1,966,352,053
      Unrealized depreciation                              (7,742,970)
                                                           ----------
      Net unrealized appreciation                      $1,958,609,083
                                                       ==============

 Independent auditors' report

The board of trustees and unitholders Growth Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Trends Portfolio (a series of Growth Trust) as of July 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended July 31, 1997 and for the period from May 13, 1996 (commencement of operations) to July 31, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Trends Portfolio at July 31, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 5, 1997

 Financial statements

Statement of assets and liabilities
Growth Trends Portfolio
July 31, 1997



Assets
Investments in securities, at value (Note 1)
  (identified cost $8,372,207,444)                             $13,978,299,604
Cash in bank on demand deposit                                       2,840,701
Dividends and accrued interest receivable                           11,815,908
Receivable for investment securities sold                           99,709,242
U.S. government securities held as collateral (Note 4)             104,156,922
                                                                   -----------
Total assets                                                    14,196,822,377
                                                                ==============

Liabilities
Payable for investment securities purchased                         62,091,859
Payable upon return of securities loaned (Note 4)                  152,302,522
Accrued investment management services fee                             197,825
Other accrued expenses                                                 100,818
                                                                       -------
Total liabilities                                                  214,693,024
                                                                   -----------
Net assets                                                     $13,982,129,353
                                                               ===============
See accompanying notes to financial statements.

Statement of operations
Growth Trends Portfolio
Year ended July 31, 1997



Investment income
Income:
Dividend (including $1,712,000 from affiliates)                  $ 114,463,383
Interest                                                            66,416,365
  Less: Foreign taxes withheld                                        (646,420)
                                                                      --------
Total income                                                       180,233,328
                                                                   -----------
Expenses (Note 2):
Investment management services fee                                  61,899,356
Compensation of board members                                           54,226
Custodian fees                                                         412,768
Audit fees                                                              30,750
Other                                                                  120,194
                                                                       -------
Total expenses                                                      62,517,294
  Earnings credits on cash balances (Note 2)                           (16,733)
                                                                       -------
Total net expenses                                                  62,500,561
                                                                    ----------
Investment income (loss) -- net                                    117,732,767
                                                                   -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions
  (including gain of $27,777,394 on
  sale of affiliated issuers) (Note 3)                             559,194,834
Net change in unrealized appreciation
  (depreciation) on investments                                  3,427,643,228
                                                                 -------------
Net gain (loss) on investments                                   3,986,838,062
                                                                 -------------
Net increase (decrease) in net assets resulting from operations $4,104,570,829
                                                                ==============
See accompanying notes to financial statements.

Statements of changes in net assets
Growth Trends Portfolio
                                                  Year ended   For the period
                                               July 31, 1997 from May 13, 1996*
                                                             to July 31, 1996

Operations
Investment income (loss)-- net               $  117,732,767    $  20,723,600
Net realized gain (loss) on investments         559,194,834       44,047,563
Net change in unrealized appreciation
  (depreciation) on investments               3,427,643,228     (147,155,473)
                                              -------------     ------------
Net increase (decrease) in net assets
  resulting from operations                   4,104,570,829      (82,384,310)
Net contributions                             1,292,719,326    8,667,173,508
                                              -------------    -------------
Total increase (decrease) in net assets       5,397,290,155    8,584,789,198
Net assets at beginning of period (Note 1)    8,584,839,198           50,000
                                              -------------           ------
Net assets at end of period                 $13,982,129,353   $8,584,839,198
                                            ===============   ==============
*Commencement of operations.

See accompanying notes to financial statements.

 Notes to financial statements
Growth Trends Portfolio

1. Summary of significant accounting policies

Growth Trends Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $50,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

Significant accounting polices followed by the Portfolio are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. Fees and expenses

The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS New Dimensions Fund to the Lipper Growth Fund Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets on an annual basis. The adjustment increased the fee by $3,913,141 for the year ended July 31, 1997.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended July 31, 1997, the Portfolio's custodian fees were reduced by $16,733 as a result of earnings credits from overnight cash balances.

Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,130,798,686 and $3,133,785,763, respectively, for the year ended July 31, 1997. For the same year, the portfolio turnover rate was 32%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $494,119 for this period.


4. Lending of portfolio securities

At July 31, 1997, securities valued at $151,536,023 were on loan to brokers.
For collateral, the Portfolio received $48,145,600 in cash and U.S. government securities valued at $104,156,922. Income from securities lending amounted to $1,653,692 for the year ended July 31, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


Investments in securities
Growth Trends Portfolio
July 31, 1997

(Percentages represent value of investments compared to net assets)

Common stocks (90.0%)
Issuer                                                Shares             Value(a)

Aerospace & defense (3.6%)
Boeing                                                4,800,000       $  282,300,000
Rockwell Intl                                           900,000           59,062,500
United Technologies                                   2,000,000          169,125,000
                                                                        ------------
Total                                                                    510,487,500

Airlines (1.5%)
AMR                                                   1,950,000(b)       209,746,875

Automotive & related (0.4%)
Chrysler                                              1,400,000           51,975,000

Banks and savings & loans (7.7%)
BankAmerica                                           1,000,000           75,500,000
Barnett Banks                                         1,400,000(e)        79,712,500
Citicorp                                              3,000,000          407,250,000
Norwest                                               5,000,000          315,312,500
State Street                                          3,660,000          205,188,750
                                                                        ------------
Total                                                                  1,082,963,750

Beverages & tobacco (1.6%)
Coca-Cola                                             3,200,000          221,600,000

Building materials & construction (1.2%)
Tyco Intl                                             2,100,000          170,100,000

Chemicals (3.2%)
Monsanto                                              6,000,000          298,875,000
Praxair                                               1,300,000           71,662,500
USA Waste Service                                     2,000,000(b)        80,625,000
                                                                        ------------
Total                                                                    451,162,500

Communications equipment & services (1.8%)
ADC Telecommunications                                2,200,000(b)        88,825,000
Motorola                                                500,000           40,156,250
Tellabs                                               2,000,000(b)       119,750,000
                                                                        ------------
Total                                                                    248,731,250

Computers & office equipment (12.1%)
Cisco Systems                                         3,800,000(b)       302,337,500
Compaq Computer                                       5,500,000(b)       314,187,500
Computer Associates Intl                              1,350,000           91,884,375
Computer Sciences                                     1,000,000(b)        81,437,500
First Data                                            1,700,000           74,162,500
Hewlett-Packard                                       3,400,000          238,212,500
Microsoft                                             2,200,000(b)       311,300,000
Oracle                                                3,000,000(b)       163,312,500
Parametric Technology                                 1,600,000(b)        78,400,000
Western Digital                                       1,000,000(b)        38,500,000
                                                                        ------------
Total                                                                  1,693,734,375

Electronics (3.5%)
AMP                                                     140,000            7,315,000
Intel                                                 4,800,000          440,700,000
Texas Instruments                                       400,000           46,000,000
                                                                        ------------
Total                                                                    494,015,000

Energy (2.3%)
Exxon                                                 2,000,000          128,500,000
Mobil                                                 2,000,000          153,000,000
Unocal                                                1,148,600           45,944,000
                                                                        ------------
Total                                                                    327,444,000

Energy equipment & services (0.8%)
Schlumberger                                          1,400,000          106,925,000

Financial services (4.4%)
Associates First Capital Cl A                           600,000           39,562,500
Household Intl                                          400,000           51,800,000
MBNA                                                  3,600,000          162,000,000
Morgan Stanley, Dean Witter, Discover & Co            2,900,000          151,706,250
Travelers Group                                       2,870,000          206,460,625
                                                                        ------------
Total                                                                    611,529,375

Food (2.4%)
ConAgra                                               4,200,000          295,312,500
Pioneer Hi-Bred Intl                                    500,000           37,000,000
                                                                        ------------
Total                                                                    332,312,500

Health care (8.9%)
Amgen                                                 2,000,000(b)       117,625,000
Boston Scientific                                     1,150,000(b)        82,512,500
Johnson & Johnson                                     3,800,000          236,787,500
Lilly (Eli)                                             620,000           70,060,000
Medtronic                                             1,750,000          152,687,500
Merck & Co                                            2,000,000          207,875,000
Pfizer                                                6,300,000          375,637,500
                                                                        ------------
Total                                                                  1,243,185,000

Health care services (2.6%)
Cardinal Health                                       1,700,000          105,825,000
HBO & Co                                              1,200,000           92,850,000
HEALTHSOUTH                                           2,200,000(b)        58,300,000
Service Corp Intl                                     1,000,000           34,000,000
United Healthcare                                     1,400,000           79,800,000
                                                                        ------------
Total                                                                    370,775,000

Household products (3.1%)
Gillette                                              2,300,000          227,700,000
Procter & Gamble                                      1,400,000          212,975,000
                                                                        ------------
Total                                                                    440,675,000

Industrial equipment & services (2.7%)
Deere & Co                                            5,200,000         $295,750,000
Illinois Tool Works                                   1,500,000           77,812,500
                                                                        ------------
Total                                                                    373,562,500

Insurance (1.9%)
American Intl Group                                   1,500,000          159,750,000
SunAmerica                                              817,050           49,431,525
UNUM                                                  1,200,000           53,400,000
                                                                        ------------
Total                                                                    262,581,525

Leisure time & entertainment (1.7%)
Marriot Intl                                          2,600,000          178,750,000
Mirage Resorts                                        2,000,000(b)        53,500,000
                                                                        ------------
Total                                                                    232,250,000

Media (0.4%)
Belo (AH) Cl A                                          390,000           17,355,000
Gannett                                                 350,000           34,759,375
                                                                        ------------
Total                                                                     52,114,375

Metals (1.3%)
Aluminum Co of America                                2,000,000          177,000,000

Multi-industry conglomerates (6.7%)
AccuStaff                                               157,400(b)         4,289,150
Emerson Electric                                      3,800,000          224,200,000
General Electric                                      7,600,000          533,425,000
Minnesota Mining & Mfg                                1,400,000          132,650,000
Westinghouse Electric                                 1,600,000           38,500,000
                                                                        ------------
Total                                                                    933,064,150

Restaurants & lodging (0.8%)
HFS                                                   1,000,000(b)        58,250,000
Promus Hotel                                          1,300,000(b)        51,106,250
                                                                        ------------
Total                                                                    109,356,250

Retail (2.2%)
CUC Intl                                              1,400,000(b)        34,475,000
CVS                                                     950,000           54,031,250
Kroger                                                1,200,000(b)        35,475,000
Safeway                                               3,400,000(b)       182,325,000
                                                                        ------------
Total                                                                    306,306,250

Utilities -- electric (0.7%)
CMS Energy                                            2,800,000          103,600,000

Utilities -- gas (0.4%)
El Paso Natural Gas                                     960,000           55,500,000

Utilities -- telephone (2.1%)
AirTouch Communications                               1,000,000(b)        32,937,500
BellSouth                                             3,900,000          184,762,500
WorldCom                                              2,200,000(b)        76,862,500
                                                                        ------------
Total                                                                    294,562,500

Foreign (8.0%)(c)
ACE                                                   2,000,000          164,000,000
British Telecommunications ADR                          900,000(e)        63,731,250
Elan ADR                                                800,000(b,e)      38,000,000
Ericsson (LM) ADR                                     4,300,000          194,575,000
Northern Telecommunications                           2,000,000          209,125,000
Royal Dutch Petroleum                                 4,000,000          223,750,000
SmithKline Beecham ADR                                2,250,000          218,812,500
                                                                        ------------
Total                                                                  1,111,993,750

Total common stocks
(Cost: $6,972,852,850)                                               $12,579,253,425

Short-term securities (10.0%)
Issuer                            Annualized         Amount            Value(a)
                                 yield on date     payable at
                                  of purchase       maturity

U.S. government agency (0.1%)
Federal Natl Mtge Assn Disc Nt
  08-04-97                          5.37%          $10,000,000           $ 9,995,542

Certificate of deposit (0.1%)
Harris Trust
  08-04-97                          5.55            15,400,000            15,400,000

Commercial paper (9.7%)
ABB Treasury Center USA
  09-04-97                          5.62             8,500,000(d)          8,451,772
ABN Amro North American Finance
  11-10-97                          5.62            10,000,000             9,839,350
A. I. Credit
  08-05-97                          5.69            15,000,000            14,990,257
  10-21-97                          5.55            12,000,000            11,845,020
AIG Funding
  08-20-97                          5.75            15,000,000            14,953,962
American General
  08-05-97                          5.58             7,000,000(d)          6,995,683
  09-03-97                          5.54             8,400,000(d)          8,357,650
Ameritech Capital Funding
  08-18-97                          5.57            18,000,000(d)         17,950,742
  10-20-97                          5.65            15,000,000            14,808,637
Associates Corp North America
  08-04-97                          5.57            10,200,000            10,195,291
  08-04-97                          5.63            11,300,000            11,293,965
  09-18-97                          5.62            10,000,000             9,923,633
  10-02-97                          5.55            13,500,000            13,366,046
Avco Financial Services
  08-05-97                          5.69             9,500,000             9,493,168
  08-06-97                          5.72            16,900,000            16,884,942
  08-29-97                          5.66             8,700,000             8,658,666
  09-04-97                          5.65            10,000,000             9,943,261
  09-08-97                          5.56             1,900,000             1,888,480
  09-11-97                          5.64            11,300,000            11,226,028
  09-29-97                          5.64            10,300,000            10,203,207
BBV Finance (Delaware)
  08-04-97                          5.52            12,000,000            11,993,707
BellSouth Capital Funding
  08-01-97                          5.57             5,900,000             5,900,000
Beneficial
  08-14-97                          5.63            20,000,000            19,956,914
  08-19-97                          5.58            10,200,000            10,171,746
  09-25-97                          5.55             6,900,000             6,839,944
BHP Finance
  09-17-97                          5.56            26,600,000            26,400,870
BOC Group
  08-11-97                          5.60             3,000,000             2,995,375
  09-08-97                          5.55            10,000,000             9,941,839
CAFCO
  09-15-97                          5.54             8,500,000(d)          8,441,456
  09-16-97                          5.52            10,100,000(d)         10,029,277
Cargill
  08-15-97                          5.52             4,000,000             3,991,444
  09-12-97                          5.61             7,600,000             7,548,199
  10-14-97                          5.66            10,000,000             9,881,875
Cargill Global Funding
  09-09-97                          5.54            22,100,000(d)         21,968,321
  11-18-97                          5.49            13,200,000(d)         12,971,310
  11-24-97                          5.66            10,000,000(d)          9,817,300
Ciesco LP
  08-13-97                          5.63            12,800,000            12,773,619
  08-25-97                          5.59            11,400,000(d)         11,353,782
  10-10-97                          5.55             8,000,000(d)          7,910,540
Coca-Cola
  09-03-97                          5.58             9,300,000(d)          9,249,594
Colgate-Palmolive
  09-05-97                          5.53             8,000,000(d)          7,957,222
Commercial Credit
  09-12-97                          5.52            15,000,000            14,904,100
Commerzbank U.S. Finance
  08-26-97                          5.51             9,000,000             8,965,687
CPC Intl
  08-07-97                          5.72            10,000,000(d)          9,989,996
  08-19-97                          5.70            20,000,000(d)         19,940,566
  10-20-97                          5.56            12,300,000(d)         12,143,083
  10-27-97                          5.55             4,500,000(d)          4,437,630
Fleet Funding
  08-08-97                          5.59             6,000,000(d)          5,993,513
  09-11-97                          5.53             7,900,000(d)          7,850,515
Ford Motor Credit
  08-01-97                          5.57            12,000,000            12,000,000
  08-27-97                          5.52            46,500,000            46,315,291
Gannett
  08-21-97                          5.51             8,500,000(d)          8,474,075
General Electric Capital
  09-19-97                          5.64            15,000,000            14,881,142
Goldman Sachs Group
  08-13-97                          5.60             5,400,000             5,389,974
  08-21-97                          5.60            23,000,000            22,929,083
  09-03-97                          5.64            10,000,000             9,945,627
  09-08-97                          5.64            13,700,000            13,615,202
Household Finance
  08-29-97                          5.53             7,800,000             7,766,633
Kredietbank North America Finance
  08-07-97                          5.62            10,000,000             9,989,787
  08-27-97                          5.50            10,000,000             9,960,422
  09-02-97                          5.61            14,900,000            14,821,283
Lincoln Natl
  09-05-97                          5.63             7,000,000(d)          6,958,346
  09-12-97                          5.55             5,500,000(d)          5,461,791
  09-25-97                          5.53             8,100,000(d)          8,032,061
  10-01-97                          5.54             7,300,000(d)          7,228,715
May Department Stores
  08-11-97                          5.60            13,210,000            13,185,081
MCI Communications
  09-12-97                          5.62             9,000,000(d)          8,937,476
  09-18-97                          5.62            10,000,000(d)          9,923,633
  09-22-97                          5.73             8,300,000(d)          8,231,133
  09-23-97                          5.63            10,000,000(d)          9,915,882
  10-14-97                          5.58             6,000,000(d)          5,929,125
  10-31-97                          5.56             3,200,000(d)          3,153,632
  11-05-97                          5.77            15,000,000(d)         14,770,838
  11-17-97                          5.64             7,900,000(d)          7,764,377
  11-20-97                          5.70            17,800,000(d)         17,486,008
Merrill Lynch
  08-12-97                          5.71            25,000,000            24,947,954
  09-05-97                          5.60             7,000,000             6,962,229
Metlife Funding
  08-08-97                          5.60            12,000,000            11,984,644
  09-10-97                          5.54            18,500,000            18,386,944
Mobil Australia Finance (Delaware)
  08-11-97                          5.69             8,200,000(d)          8,185,197
  08-22-97                          5.41            15,000,000(d)         14,945,487
  08-22-97                          5.49            10,000,000(d)          9,963,658
  10-17-97                          5.92            15,346,000(d)         15,157,474
Morgan Stanley Group
  08-28-97                          5.53            22,800,000            22,705,950
Natl Australia Funding (Delaware)
  08-08-97                          5.52             8,500,000             8,490,910
  09-15-97                          5.61            12,600,000            12,508,373
  09-22-97                          5.52             9,600,000             9,524,149
New Center Asset Trust
  09-04-97                          5.50            20,000,000            19,896,678
Northern States Power
  09-22-97                          5.63            12,000,000            11,900,434
Paccar Financial
  08-04-97                          5.57             3,100,000             3,098,566
  08-08-97                          5.69             9,000,000             8,988,234
Pfizer
  08-01-97                          5.53             8,000,000(d)          8,000,000
  09-08-97                          5.51            12,000,000(d)         11,930,587
Pitney Bowes Credit
  10-16-97                          5.65            10,000,000             9,878,725
  10-20-97                          5.75            10,000,000             9,872,425
Reed Elsevier
  08-25-97                          5.52             9,300,000(d)          9,265,900
  08-28-97                          5.49             7,100,000(d)          7,070,872
  09-24-97                          5.52            15,000,000(d)         14,871,671
  10-07-97                          5.57            13,100,000(d)         12,959,699
SAFECO Credit
  08-05-97                          5.70             6,000,000             5,995,401
  08-11-97                          5.69             3,400,000             3,393,862
St. Paul Companies
  08-26-97                          5.52            11,500,000(d)         11,456,156
  09-11-97                          5.50             7,100,000(d)          7,055,850
SBC Communications Capital
  08-08-97                          5.52             6,500,000(d)          6,493,049
  09-04-97                          5.57             3,300,000(d)          3,281,844
  10-09-97                          5.57            20,000,000(d)         19,779,500
  12-10-97                          5.59            12,000,000(d)         11,750,520
Societe Generale North America
  9-05-97                           5.57            10,000,000             9,946,333
  09-08-97                          5.65            15,000,000            14,907,155
Southern California Gas
  08-20-97                          5.66             6,786,000(d)          6,763,566
Toyota Motor Credit
  08-01-97                          5.60            15,400,000            15,400,000
UBS Finance (Delaware)
  08-08-97                          5.52             8,900,000             8,890,482
United Parcel Services
  08-29-97                          5.49            18,000,000            17,923,420
USAA Capital
  08-04-97                          5.71            10,000,000             9,994,109
  08-07-97                          5.71            12,000,000            11,986,340
  08-15-97                          5.59            25,100,000            25,035,807
  08-26-97                          5.39             7,900,000             7,866,632
  08-26-97                          5.59             8,900,000             8,862,502
  11-17-97                          5.60            10,000,000             9,828,325
Wachovia Bank
  08-18-97                          5.59            10,000,000            10,000,000
Total                                                                  1,354,763,414

Letters of credit (0.1%)
Bank of America-                    5.70            10,000,000             9,965,760
Formosa Plastics
  08-21-97
Bank of America-                    5.52             1,500,000             1,495,196
AES Barbers Point
  08-22-97
Bank of New York-                   5.58             7,500,000(d)          7,426,267
River Fuel Trust
  10-03-97

Total                                                                     18,887,223

Total short-term securities
(Cost: $1,399,354,594)                                               $ 1,399,046,179

Total investment in securities
(Cost: $8,372,207,444)(g)                                            $13,978,299,604

See accompanying notes to investments in securities.

Notes to investments in securities
  (a) Securities are valued by procedures described in Note 1 to the financial statements.

  (b) Non-income producing.

  (c) Foreign security values are stated in U.S. dollars.

  (d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

 (e) Security is partially or fully on loan. See Note 4 to the financial statements.

(f ) Transactions with companies that were affiliates during the year ended July 31, 1997 are as follows:

                           Beginning    Purchase       Sales   Ending   Dividend
Issuer                          cost        cost        cost     cost     income

Reynolds & Reynolds Cl A $72,334,648 $10,169,540 $82,504,188    $  -- $1,712,000


 (g) At July 31, 1997, the cost of securities for federal income tax purposes was $8,373,026,872 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


      Unrealized appreciation                            $5,614,342,905
      Unrealized depreciation                                (9,070,173)
                                                             ----------
      Net unrealized appreciation                        $5,605,272,732
                                                         ==============

 Independent auditors' report

The board of trustees and unitholders Growth Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Aggressive Growth
Portfolio (a series of Growth Trust) as of July 31, 1997, and the related statements of operations and changes in net assets for the period from August 19, 1996 (commencement of operations) to July 31, 1997. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aggressive Growth Portfolio at July 31, 1997, and the results of its operations and the changes in its net assets for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 5, 1997

 Financial statements

Statement of assets and liabilities
Aggressive Growth Portfolio
July 31, 1997

Assets
Investments in securities, at value (Note 1)
  (identified cost $270,427,626)                                 $304,868,777
Cash in bank on demand deposit                                        721,496
Dividends receivable                                                  225,251
Receivable for investment securities sold                           1,048,418
                                                                    ---------
Total assets                                                      306,863,942
                                                                  ===========

Liabilities
Payable for investment securities purchased                         4,390,966
Accrued investment management services fee                              5,268
Other accrued expenses                                                 31,377
                                                                       ------
Total liabilities                                                   4,427,611
                                                                    ---------
Net assets                                                       $302,436,331
                                                                 ============
See accompanying notes to financial statements.

Statement of operations
Aggressive Growth Portfolio
For the period from Aug. 19, 1996
(commencement of operations) to July 31, 1997

Investment income
Income:
Dividend                                                         $ 1,844,896
Interest                                                             577,626
  Less: Foreign taxes withheld                                       (30,682)
                                                                     -------
Total income                                                       2,391,840
                                                                   ---------
Expenses (Note 2):
Investment management services fee                                   905,559
Compensation of board members                                          9,760
Custodian fees                                                        88,152
Audit fees                                                            12,750
Other                                                                  6,406
                                                                       -----
Total expenses                                                     1,022,627
  Earnings credits on cash balances (Note 2)                         (24,284)
                                                                     -------
Total net expenses                                                   998,343
                                                                     -------
Investment income (loss) -- net                                    1,393,497
                                                                   ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
  Security transactions (Note 3)                                  17,371,616
  Financial futures contracts                                      2,393,158
                                                                   ---------
Net realized gain (loss) on investments                           19,764,774
Net change in unrealized appreciation
  (depreciation) on investments                                   34,895,804
                                                                  ----------
Net gain (loss) on investments                                    54,660,578
                                                                  ----------
Net increase (decrease) in net assets resulting from operations  $56,054,075
                                                                 ===========
See accompanying notes to financial statements.

Statement of changes in net assets
Aggressive Growth Portfolio
For the period from Aug. 19, 1996
(commencement of operations) to July 31, 1997

Operations
Investment income (loss)-- net                                    $ 1,393,497
Net realized gain (loss) on investments                            19,764,774
Net change in unrealized appreciation
  (depreciation) on investments                                    34,895,804
                                                                   ----------
Net increase (decrease) in net assets resulting from operations    56,054,075
Net contributions                                                 246,378,256
                                                                  -----------
Total increase (decrease) in net assets                           302,432,331
Net assets at beginning of period (Note 1)                              4,000
                                                                        -----
Net assets at end of period                                      $302,436,331
                                                                 ============
See accompanying notes to financial statements.

 Notes to financial statements

Aggressive Growth Portfolio

1. Summary of significant accounting policies

Aggressive Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Aggressive Growth Portfolio invests primarily in equity securities of companies that comprise the S&P 500. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On Aug. 16, 1996, American Express Financial Corporation (AEFC) contributed $4,000 to the Portfolio. Operations commenced on Aug. 19, 1996.

Significant accounting policies followed by the Portfolio are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price, securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates, those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. Fees and expenses

The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.65% to 0.5% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the period ended July 31, 1997, the Portfolio's custodian fees were reduced by $24,284 as a result of earnings credits from overnight cash balances.

Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $481,850,091 and $245,257,282, respectively, for the period ended July 31, 1997. For the same period, the portfolio turnover rate was 171%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $33,072 for this period.


4. Stock index futures contracts

Investments in securities at July 31, 1997, included securities valued at $3,144,063 that were pledged as collateral to cover initial margin deposits on 21 purchase contracts. The market value of the open contracts at July 31, 1997, was $10,058,475 with a net unrealized gain of $454,653.

 Investments in securities

Aggressive Growth Portfolio
July 31, 1997

(Percentages represent value of investments compared to net assets)

Common stocks (95.4%)
Issuer                                                Shares             Value(a)

Aerospace & defense (4.6%)
Boeing                                                   34,400          $ 2,023,150
Lockheed Martin                                          20,000            2,130,000
Northrop Grumman                                         21,700            2,498,213
Rockwell Intl                                           111,300            7,304,062
                                                                        ------------
Total                                                                     13,955,425

Airlines (0.4%)
AMR                                                      10,800(b)         1,161,675

Automotive & related (1.3%)
Chrysler                                                 53,800            1,997,325
Ford Motor                                               50,000(c)         2,043,750
                                                                        ------------
Total                                                                      4,041,075

Banks and savings & loans (8.8%)
BankBoston                                               79,000            6,710,063
KeyCorp                                                 117,400            7,300,812
NationsBank                                              99,100            7,054,681
Washington Mutual                                        82,000            5,668,250
                                                                        ------------
Total                                                                     26,733,806

Beverages & tobacco (6.2%)
Coca-Cola                                               165,200           11,440,100
Philip Morris                                           160,000            7,220,000
                                                                        ------------
Total                                                                     18,660,100

Building materials & construction (2.1%)
Tyco Intl                                                80,300            6,504,300

Communications equipment & services (2.8%)
Motorola                                                105,000            8,432,812

Computers & office equipment (7.2%)
Compaq Computer                                          75,750(b)         4,327,219
Computer Associates Intl                                 89,100            6,064,369
First Data                                              135,000            5,889,375
Oracle                                                  103,000(b)         5,607,062
                                                                        ------------
Total                                                                     21,888,025

Electronics (4.2%)
Intel                                                    60,600            5,563,838
Thomas & Betts                                          127,200            7,266,300
                                                                        ------------
Total                                                                     12,830,138

Financial services (3.6%)
Providian Financial                                     274,100(b)        10,741,294

Food (4.0%)
CPC Intl                                                 56,500            5,420,469
Quaker Oats                                             132,800            6,797,700
                                                                        ------------
Total                                                                     12,218,169

Health care (17.7%)
ALZA                                                    116,800(b)         3,774,100
Amgen                                                    52,300(b)         3,075,894
Baxter Intl                                              26,700            1,543,594
Boston Scientific                                        18,500(b)         1,327,375
Bristol-Myers Squibb                                    129,200           10,134,125
Guidant                                                  40,000            3,650,000
Johnson & Johnson                                       135,000            8,412,187
Lilly (Eli)                                              33,000            3,729,000
Medtronic                                                12,400            1,081,900
Merck & Co                                               30,000            3,118,125
Pfizer                                                   84,000            5,008,500
Schering-Plough                                          61,200            3,339,225
Service Corp Intl                                        40,000            1,360,000
Tenet Healthcare                                         78,000(b)         2,335,125
United Healthcare                                        28,000            1,596,000
                                                                        ------------
Total                                                                     53,485,150

Household products (4.1%)
Gillette                                                125,000           12,375,000

Industrial equipment & services (2.2%)
Deere & Co                                               52,200            2,968,875
Parker-Hannifin                                          55,000            3,540,625
                                                                        ------------
Total                                                                      6,509,500

Insurance (5.8%)
SunAmerica                                              163,720            9,905,060
UNUM                                                    172,000            7,654,000
                                                                        ------------
Total                                                                     17,559,060

Leisure time & entertainment (1.8%)
ITT                                                      85,000(b)         5,434,687

Metals (1.6%)
Aluminum Co of America                                   54,300            4,805,550

Multi-industry conglomerates (3.1%)
Emerson Electric                                         73,600            4,342,400
General Signal                                          102,100            5,022,044
                                                                        ------------
Total                                                                      9,364,444

Paper & packaging (1.5%)
Bemis                                                    16,000              735,000
Crown Cork & Seal                                        17,300              874,731
Tenneco                                                  61,000            2,844,125
                                                                        ------------
Total                                                                      4,453,856

Restaurants & lodging (0.6%)
Hilton Hotels                                            60,900(c)         1,914,544

Retail (4.2%)
American Stores                                          44,200            1,116,050
AutoZone                                                 77,300(b)         2,212,713
Circuit City Stores                                      30,000            1,087,500
CVS                                                      15,000              853,125
Jostens                                                  70,000            1,806,875
Kroger                                                   29,600(b)           875,050
Rite Aid                                                 20,000            1,038,750
Wal Mart Stores                                         100,800            3,786,300
                                                                        ------------
Total                                                                     12,776,363

Transportation (1.1%)
Caliber System                                           83,100            3,235,706

Utilities -- gas (1.1%)
Sonat                                                    64,400            3,211,950

Utilities -- telephone (2.3%)
MCI Communications                                      195,000            6,885,937

Foreign (3.1%) (d)
Northern Telecommunications                              88,250            9,227,641

Total common stocks
(Cost: $253,965,056)                                                    $288,406,207

Short-term securities (5.4%)
Issuer                            Annualized         Amount            Value(a)
                                 yield on date     payable at
                                  of purchase       maturity
U.S. government agency (0.1%)
Federal Home Loan Mtge Assn Disc Nt
   08-15-97                         5.39%           $  200,000            $  199,582

Commercial paper (4.5%)
Ciesco LP
  08-18-97                          5.52               600,000               598,442
Morgan Stanley Group
  08-25-97                          5.53             3,400,000             3,387,533
Natl Australia Funding (Delaware)
  08-19-97                          5.52             2,800,000             2,792,307
Paccar Financial
  08-04-97                          5.57               400,000               399,815
  08-06-97                          5.48             3,900,000             3,897,037
  08-07-97                          5.53             1,800,000             1,798,347
Siemens
  08-22-97                          5.51               900,000               897,118
                                                                        ------------
Total                                                                     13,770,599

Letter of credit (0.8%)
Bank of America-
Barbers Point
  08-21-97                          5.50             2,500,000             2,492,389

Total short-term securities
(Cost: $16,462,570)                                                     $ 16,462,570

Total investments in securities
(Cost: $270,427,626)(e)                                                 $304,868,777

See accompanying notes to investments in securities.

Notes to investments in securities

  (a) Securities are valued by procedures described in Note 1 to the financial statements.

  (b) Non-income producing.

  (c) Partially pledged as initial deposit on the following stock index futures purchase contracts. (See Note 4 to the financial statements):

      Type of securities                               Notional amount
      S&P 500, Sept. 1997                                    $2,100,000

  (d) Foreign security values are stated in U.S. dollars.

  (e) At July 31,1997, the cost of securities for federal income tax purposes was $270,578,612 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $35,446,732
      Unrealized depreciation                                (1,156,567)
                                                             ----------
      Net unrealized appreciation                           $34,290,165

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)      FINANCIAL STATEMENTS:

Financial Statements filed as part of this post-effective amendment:

         Strategist Growth Fund, Inc.:
         Independent  auditors'  report  dated  September  5, 1997
         Statement of assets and  liabilities,  July 31, 1997
         Statement of  operations,  year ended July 31, 1997
         Statements of changes in net assets, for the years ended July 31, 1997 and July 31, 1996
         Notes to financial statements

         Growth Portfolio:
         Independent  auditors'  report  dated  September  5, 1997
         Statement of assets and  liabilities,  July 31, 1997
         Statement of operations,  year ended July 31, 1997
         Statements of changes in net assets, for the year ended July 31, 1997 and period from May 13, 1996 to July 31, 1996
         Notes to  financial statements
         Investments  in   securities,   July  31,  1997
         Notes  to investments in securities

         Growth Trends Portfolio:
         Independent  auditors'  report  dated  September  5, 1997
         Statement of assets and  liabilities,  July 31, 1997
         Statement of  operations,  year ended July 31, 1997
         Statements of changes in net assets, for the year ended July 31, 1997 and period from May 13, 1996 to July 31, 1996
         Notes to  financial statements
         Investments  in   securities,   July  31,  1997
         Notes  to investments in securities

         Aggressive Growth Portfolio:
         Independent  auditors'  report  dated  September  5, 1997
         Statement of assets and  liabilities,  July 31, 1997
         Statement of  operations,  year ended July 31, 1997
         Statements of changes in net assets, for the year ended July 31, 1997 and period from May 13, 1996 to July 31, 1996
         Notes to  financial statements
         Investments  in   securities,   July  31,  1997
         Notes  to investments in securities

(b)      EXHIBITS:

1.(a) Articles of Incorporation, dated Sept. 1, 1995, filed electronically as Exhibit 1 to Registrant's initial Registration Statement, are incorporated herein by reference.

1.(b) Articles of Amendment of Express Direct Growth Fund, Inc., filed electronically as Exhibit 1(b) to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 33-63905, are incorporated herein by reference.

2. Form of By-laws, filed electronically as Exhibit 2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 33-63905, are incorporated herein by reference.

3.       Not Applicable.

4.       Not Applicable.

5.       Not Applicable.

6.(a) Copy of Distribution Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Service Corporation, filed electronically as
         Exhibit 6(a) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

6.(b) Copy of Distribution Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Service Corporation, filed electronically as Exhibit 6(b) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

7.       Not Applicable.

8.(a) Copy of Custodian Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Trust Company, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

8.(b) Copy of Addendum to Custodian Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Trust Company and American Express Financial Corporation, filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

8.(c) Copy of Custodian Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Trust Company, filed electronically as Exhibit 8(c) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

8.(d) Copy of Addendum to Custodian Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Aggressive Growth Fund, and American Express Trust Company and American Express Financial Corporation, filed electronically as Exhibit 8(d) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

9.(a) Copy of Transfer Agency Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Financial Corporation, filed electronically as
         Exhibit 9(a) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

9.(b) Copy of Transfer Agency Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Financial Corporation, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

9.(c) Copy of Administrative Services Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Financial Corporation, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

9.(d) Copy of Administrative Services Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Financial Corporation, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

9.(e) Copy of Agreement and Declaration of Unitholders between IDS Growth Fund, Inc., on behalf of IDS Growth Fund, and Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund, filed electronically as
         Exhibit  9(e)  to  Registrant's   Post-Effective  Amendment  No.  4  to
         Registration   Statement  No.  33-63905,   is  incorporated  herein  by
         reference.

9.(f) Copy of Agreement and Declaration of Unitholders between IDS New Dimensions Fund, Inc. and Strategist Growth Fund, Inc., on behalf of Strategist Growth Trends Fund, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

9.(g) Copy of Agreement and Declaration of Unitholders between IDS Growth Fund, Inc., on behalf of IDS Research Opportunities Fund, and Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, filed electronically as Exhibit 9(g) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed with Registrant's most recent 24f-2 notice.

11.      Independent Auditors' Consent is filed electronically herewith.

12.      Not Applicable.

13. Copy of Share Purchase Agreement between Strategist Growth Fund, Inc. and American Express Financial Corporation filed electronically 1996 as Exhibit 13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 33-63905, is incorporated herein by reference.

14.      Not Applicable.

15.(a) Copy of Plan and Agreement of Distribution between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Service Corporation filed electronically as Exhibit 15(a) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

15.(b) Copy of Plan and Agreement of Distribution between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Service Corporation filed electronically as
         Exhibit 15(b) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.

16. Copy of schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22(b), filed electronically as Exhibit 16 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 33-63905, is incorporated herein by reference.

17.      Financial Data Schedules are filed electronically herewith.

18.      Not Applicable.

19.(a) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically as Exhibit 19(a) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63905, is incorporated herein by reference.

19.(b) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63905, is incorporated herein by reference.

19.(c) Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated January 8, 1997, filed electronically as Exhibit 19(c) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 33-63905, is incorporated herein by reference.
19.(d) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 11, 1996, filed electronically  as Exhibit  19(b) to  Registrant's  Pre-Effective
         Amendment No. 1 to Registration Statement No. 33-63905, is incorporated herein by reference.

Item 25. Persons Controlled by or Under Common Control with Registrant

         None.

Item 26.  Number of Holders of Securities

                 (1)                                        (2)
                                                     Number of Record
                                                       Holders as of
           Title of Class                             Sept. 11, 1997

            Common Stock

Strategist Growth Fund                                      599
Strategist Growth Trends Fund                               404
Strategist Special Growth Fund                              100

Item 27.          Indemnification

The Articles of Incorporation of the Registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Strategist Growth Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of September, 1997.


                          STRATEGIST GROWTH FUND, INC.



                                    By  /s/ James A. Mitchell*
                                            James A. Mitchell
                                            President


                                    By  /s/ Melinda S. Urion*
                                            Melinda S. Urion
                                            Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of September, 1997.


Signature                                                     Title


By     /s/ Rodney P. Burwell**                                Director
           Rodney P. Burwell

By     /s/ Jean B. Keffeler**                                 Director
           Jean B. Keffeler

By     /s/ Thomas R. McBurney**                               Director
           Thomas R. McBurney

By     /s/ James A. Mitchell**                                Director
           James A. Mitchell

* Signed pursuant to Officers' Power of Attorney dated April 24, 1996, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 1, by:


______________________________
         Eileen J. Newhouse


** Signed pursuant to Directors' Power of Attorney dated April 24, 1996, filed electronically as Exhibit 19(a) to Registrant's Post-Effective Amendment No. 1, by:


______________________________
         Eileen J. Newhouse

                                   Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GROWTH TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of September, 1997.

GROWTH TRUST


                                    By /s/  William R. Pearce**
                                            William R. Pearce
                                            President



                                    By /s/ Melinda s. Urion**
                                           Melinda S. Urion
                                           Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of September, 1997.

Signatures                                                    Capacity

/s/    William R. Pearce*                                     Trustee
       William R. Pearce

/s/    H. Brewster Atwater, Jr.*                              Trustee
       H. Brewster Atwater, Jr.

/s/    Lynne V. Cheney*                                       Trustee
       Lynne V. Cheney

/s/    William H. Dudley*                                     Trustee
       William H. Dudley

/s/    Robert F. Froehlke*                                    Trustee
       Robert F. Froehlke

/s/    David R. Hubers*                                       Trustee
       David R. Hubers

/s/    Heinz F. Hutter*                                       Trustee
       Heinz F. Hutter

/s/    Anne P. Jones*                                         Trustee
       Anne P. Jones

Signatures                                                    Capacity


/s/    Melvin R. Laird*                                       Trustee
       Melvin R. Laird


/s/    Alan K. Simpson*                                       Trustee
       Alan K. Simpson


/s/    Edson W. Spencer*                                      Trustee
       Edson W. Spencer


/s/    John R. Thomas*                                        Trustee
       John R. Thomas


/s/    Wheelock Whitney*                                      Trustee
       Wheelock Whitney


/s/    C. Angus Wurtele*                                      Trustee
       C. Angus Wurtele


* Signed pursuant to Trustees' Power of Attorney dated January 8, 1997, filed electronically as Exhibit 19(c) to Registrant's Post-Effective
  Amendment No. 4, by:



_____________________________
William R. Pearce


** Signed pursuant to Officers' Power of Attorney dated April 11, 1996, filed electronically as Exhibit 19(b) to Registrant's Pre-Effective Amendment No. 1, by:





_______________________________
William R. Pearce

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 5 TO REGISTRATION STATEMENT No. 33-63905


This Amendment to the Registration Statement comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

The prospectus.

Part B.

Statement of Additional Information.

Financial statements.

Part C.

Other information.

The signatures.